                      SUPPLEMENT DATED NOVEMBER 27, 1995
             TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                           DATED OCTOBER 1, 1995 OF
                                  PIMCO FUNDS

1. Non-fundamental restriction (I) on page 22 of the Prospectus and page 38 of the Statement of Additional Information has been amended to read as follows:

     [A Fund may not]

     (I) borrow money (excluding dollar rolls and reverse repurchase agreements, which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes;


2.   The name "PIMCO Advisors Institutional Funds" now replaces the name "PIMCO
     Funds: Equity Advisors Series" as it appears on pages 5 and 38 in the Prospectus.

                                                             [LOGO OF PIMCO]


PIMCO FUNDS

FIXED INCOME FUNDS
Money Market Fund
Short-Term Fund
Low Duration Fund
Low Duration Fund II
Low Duration Fund III
Moderate Duration Fund
High Yield Fund
Total Return Fund
Total Return Fund II
Total Return Fund III
Commercial Mortgage Securities Fund
Long-Term U.S. Government Fund
Foreign Fund
Global Fund
International Fund

EQUITY FUNDS
StocksPLUS Fund
Growth Stock Fund
VersaSTYLE Equity Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------
                                                                 October 1, 1995

                                  PROSPECTUS
                                October 1, 1995

  PIMCO Funds (the "Trust") is a no-load, open-end, management investment company ("mutual fund") consisting of eighteen separate investment portfolios (the "Funds"). Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("PIMCO"), which serves as investment adviser to the Funds.

  The PIMCO Funds described in this Prospectus are as follows:

                FIXED INCOME FUNDS           EQUITY FUNDS
                Money Market Fund*           StocksPLUS Fund
                Short-Term Fund              Growth Stock Fund
                Low Duration Fund            VersaSTYLE Equity Fund
                Low Duration Fund II
                Low Duration Fund III
                Moderate Duration Fund
                High Yield Fund
                Total Return Fund
                Total Return Fund II
                Total Return Fund III
                Commercial Mortgage Securities Fund
                Long-Term U.S. Government Fund
                Foreign Fund
                Global Fund
                International Fund

  Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund also will vary.

  Each Fund offers two classes of shares: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, other institutions, and high net worth individuals. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investment in the Funds. Shares of the Administrative Class are offered primarily through brokers, retirement plan administrators and other financial intermediaries. Administrative Class shares pay service fees to such entities for services they provide to shareholders of that class. Shares of each class of the Funds are offered for sale at the relevant next determined net asset value for that class with no sales charge. Shares of the PIMCO International Fund are offered only to private account clients of PIMCO.

  THE PIMCO HIGH YIELD FUND INVESTS PRIMARILY, AND THE PIMCO COMMERCIAL MORTGAGE SECURITIES FUND INVESTS UP TO 35% OF ITS ASSETS, IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THESE FUNDS.

  Each of the Funds, except the PIMCO Money Market Fund, may invest all of its assets in derivative instruments, some of which may be particularly sensitive to changes in prevailing interest rates. Unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. A Statement of Additional Information, dated October 1, 1995, as supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling:
                      PIMCO Funds
                      840 Newport Center Drive, Suite 360
                      Newport Beach, CA 92660
                      Telephone: (800) 927-4648 (Current Shareholders)
                                 (800) 800-0952 (New Accounts)

* INVESTMENT IN THE PIMCO MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

 THESE SECURITIES  HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY  THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY  STATE SECURITIES COMMISSION, NOR HAS  THE
    SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION
      PASSED UPON  THE  ACCURACY  OR ADEQUACY  OF  THIS  PROSPECTUS.  ANY
       REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    PIMCO FUNDS

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   6
   Financial Highlights....................................................   8
   Investment Objectives and Policies......................................  12
   Investment Restrictions.................................................  20
   Characteristics and Risks of Securities and Investment Techniques.......  22
   Management of the Trust.................................................  32
   Purchase of Shares......................................................  35
   Redemption of Shares....................................................  37
   Portfolio Transactions..................................................  38
   Net Asset Value.........................................................  39
   Dividends, Distributions and Taxes......................................  39
   Other Information.......................................................  40
   Appendix A--Description of Securities Ratings........................... A-1

                               PROSPECTUS SUMMARY

  PIMCO Funds (the "Trust") is a no-load, open-end management investment company ("mutual fund"), organized as a Massachusetts business trust on February 19, 1987. The Trust consists of eighteen separate investment portfolios (the "Funds"). The investment objective of each of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The investment objective of each of the remaining Fixed Income Funds is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the PIMCO Growth Stock Fund is to seek long-term growth of capital. The investment objective of both the PIMCO StocksPLUS Fund and the PIMCO VersaSTYLE Equity Fund is to seek to achieve a total return which exceeds the total return performance of the Standard & Poor's Composite Stock Price Index ("S&P 500").

                           COMPARISON OF PIMCO FUNDS
  The following chart provides general information about each of the PIMCO Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

 FIXED INCOME FUNDS  PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY/1/ FOREIGN/2/
-----------------------------------------------------------------------------------------
 Money Market        Money market instruments   Less than    Min 95% Aaa or    0%
                                                90 days      Prime 1; Less
                                                dollar-      than 5% Aa or
                                                weighted     Prime 2
                                                average
                                                maturity
-----------------------------------------------------------------------------------------
 Short-Term          Money market instruments   0-1 yr       B to Aaa; max     0-20%/3/
                     and short maturity fixed                10% below Baa
                     income securities
-----------------------------------------------------------------------------------------
 Low Duration        Short and intermediate     1-3 yrs      B to Aaa; max     0-20%
                     maturity fixed income                   10% below Baa
                     securities
-----------------------------------------------------------------------------------------
 Low Duration II     Same as Low Duration       1-3 yrs      A to Aaa          0%
                     Fund, with quality and
                     foreign issuer
                     restrictions
-----------------------------------------------------------------------------------------
 Low Duration III    Same as Low Duration       1-3 yrs      B to Aaa; max     0-20%
                     Fund, with prohibitions                 10% below Baa
                     on firms engaged in
                     socially sensitive
                     practices
-----------------------------------------------------------------------------------------
 Moderate Duration   Short and intermediate     2-4 yrs      B to Aaa; max     0-20%
                     maturity fixed income                   10% below Baa
                     securities
-----------------------------------------------------------------------------------------
 High Yield          Higher yielding fixed      2-6 yrs      B to Aaa; min     0%
                     income securities                       65% below Baa
-----------------------------------------------------------------------------------------
 Total Return        Intermediate maturity      3-6 yrs      B to Aaa; max     0-20%
                     fixed income securities                 10% below Baa
-----------------------------------------------------------------------------------------
 Total Return II     Same as Total Return       3-6 yrs      Baa to Aaa        0%
                     Fund, with quality and
                     foreign issuer
                     restrictions
-----------------------------------------------------------------------------------------
 Total Return III    Same as Total Return       3-6 yrs      B to Aaa; max     0-20%
                     Fund, with prohibitions                 10% below Baa
                     on firms engaged in
                     socially sensitive
                     practices
-----------------------------------------------------------------------------------------
 Commercial Mortgage Commercial mortgage-       3-8 yrs      B to Aaa; max     0%
 Securities          backed securities                       35% below Baa
-----------------------------------------------------------------------------------------
 Long-Term U.S.      Long-term maturity fixed   Greater      A to Aaa          0%
 Government          income securities          than 8 yrs
-----------------------------------------------------------------------------------------
 Foreign             Intermediate maturity      3-6 yrs      B to Aaa; max     Greater
                     foreign fixed income                    10% below Baa     than 85%
                     securities
-----------------------------------------------------------------------------------------
 Global              Intermediate maturity      3-8 yrs      B to Aaa; max     25-75%
                     U.S. and foreign fixed                  10% below Baa
                     income securities
-----------------------------------------------------------------------------------------
 International       Foreign fixed income       0-8 yrs      Baa to Aaa        Greater
                     securities (Fund offered                                  than 65%
                     only to PIMCO private
                     account clients)
-----------------------------------------------------------------------------------------
 EQUITY FUNDS        PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY/1/ FOREIGN/2/
-----------------------------------------------------------------------------------------
 StocksPLUS          S&P 500 stock index        0-1 yr       B to Aaa; max     0-20%
                     derivatives backed by a                 10% below Baa
                     portfolio of short-term
                     fixed income securities
-----------------------------------------------------------------------------------------
 Growth Stock        Common stocks believed     n/a          n/a               0-25%
                     to have above-market
                     appreciation potential
                     over full market cycle
-----------------------------------------------------------------------------------------
 VersaSTYLE Equity   Common stocks invested     n/a          n/a               0-25%
                     according to PIMCO's
                     investment style
                     rotation strategy
-----------------------------------------------------------------------------------------

/1/ As rated by Moody's Investors Services, Inc., or if unrated, determined to be of comparable quality.
/2/ Percentage limitations relate to foreign currency-denominated securities for all Funds except the PIMCO Foreign, Global and International Funds. Percentage limitations for these three Funds relate to securities of foreign issuers, denominated in any currency. Each Fund (except the Low Duration II and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers. Neither the Low Duration Fund II nor the Total Return Fund II may invest in any securities of foreign issuers.
/3/ Effective December 31, 1995, the Fund will not invest more than 5% of its assets in foreign currency-denominated securities.

                                                                    PIMCO FUNDS

4

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read the Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the PIMCO Money Market Fund shall attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. The value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa. In addition, certain of the Funds may invest in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.

  All Funds, except the PIMCO Money Market Fund, may use derivative instruments, consisting of futures, options, options on futures and swap agreements for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  The PIMCO Commercial Mortgage Securities, Foreign, Global and International Funds are "non-diversified" for purposes of the Investment Company Act of 1940, meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be. See "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Investment Techniques" for additional information.

                   INVESTMENT ADVISER AND FUND ADMINISTRATOR

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Trust, and also serves as the Trust's administrator. The Adviser is an investment management firm established in 1971 that currently has over $66 billion of assets under management. The Adviser is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), which has over $84 billion of assets under management. See "Management of the Trust."

                               PURCHASE OF SHARES

  Each Fund offers two classes of shares: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors and high net worth individuals. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investment in the Funds. Shares of the Administrative Class are offered primarily through brokers, retirement plan administrators and other financial intermediaries. Administrative Class shares pay service fees to such entities for services they provide to shareholders of that class.

  Shares of each class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $1,000,000. Shares of the PIMCO International Fund are offered only to private account clients of PIMCO. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

  Shares of each class of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Shares of a class of any Fund may be exchanged for shares of the same class of any other Fund of the Trust offered generally to the public on the basis of relative net asset values, except that only private account clients of PIMCO may purchase shares of the PIMCO International Fund. Effective November 1, 1995 shares of a Fund may also be exchanged for shares of the same class of a Series of the PIMCO Funds: Equity Advisors Series, an affiliated, open-end, management investment company, comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least monthly (quarterly in the case of the PIMCO International Fund and Equity Funds), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service fees by that class. See "Dividends, Distributions and Taxes."

                                                                     PIMCO FUNDS

6

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (EACH CLASS):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee........................................................... None
  Exchange Fee............................................................. None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                ADVISORY ADMINISTRATIVE  TOTAL
INSTITUTIONAL CLASS SHARES                        FEE         FEE       EXPENSES
--------------------------                      -------- -------------- --------
Money Market Fund..............................   0.15%       0.20%       0.35%
Short-Term Fund................................   0.25        0.20        0.45
Low Duration Fund..............................   0.25        0.18        0.43
Low Duration Fund II...........................   0.25        0.25        0.50
Low Duration Fund III..........................   0.25        0.25        0.50
Moderate Duration Fund.........................   0.25        0.25        0.50
High Yield Fund................................   0.25        0.25        0.50
Total Return Fund..............................   0.25        0.18        0.43
Total Return Fund II...........................   0.25        0.25        0.50
Total Return Fund III..........................   0.25        0.25        0.50
Commercial Mortgage Securities Fund............   0.40        0.25        0.65
Long-Term U.S. Government Fund.................   0.25        0.25        0.50
Foreign Fund...................................   0.25        0.25        0.50
Global Fund....................................   0.25        0.30        0.55
International Fund.............................   0.25        0.25        0.50
StocksPLUS Fund................................   0.40        0.25        0.65
Growth Stock Fund..............................   0.25        0.25        0.50
VersaSTYLE Equity Fund.........................   0.40        0.25        0.65

                                        ADVISORY ADMINISTRATIVE SERVICE  TOTAL
ADMINISTRATIVE CLASS SHARES               FEE         FEE         FEE   EXPENSES
---------------------------             -------- -------------- ------- --------
Money Market Fund......................   0.15%       0.20%      0.25%    0.60%
Short-Term Fund........................   0.25        0.20       0.25     0.70
Low Duration Fund......................   0.25        0.18       0.25     0.68
Low Duration Fund II...................   0.25        0.25       0.25     0.75
Low Duration Fund III..................   0.25        0.25       0.25     0.75
Moderate Duration Fund.................   0.25        0.25       0.25     0.75
High Yield Fund........................   0.25        0.25       0.25     0.75
Total Return Fund......................   0.25        0.18       0.25     0.68
Total Return Fund II...................   0.25        0.25       0.25     0.75
Total Return Fund III..................   0.25        0.25       0.25     0.75
Commercial Mortgage Securities Fund....   0.40        0.25       0.25     0.90
Long-Term U.S. Government Fund.........   0.25        0.25       0.25     0.75
Foreign Fund...........................   0.25        0.25       0.25     0.75
Global Fund............................   0.25        0.30       0.25     0.80
International Fund.....................   0.25        0.25       0.25     0.75
StocksPLUS Fund........................   0.40        0.25       0.25     0.90
Growth Stock Fund......................   0.25        0.25       0.25     0.75
VersaSTYLE Equity Fund.................   0.40        0.25       0.25     0.90

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees" and "Service Fees."

                                                                               7
  The Funds formerly operated under an expense limitation arrangement under which PIMCO agreed to reimburse or waive certain fees and expenses, subject to later recoupment, to limit the effective operating expense ratio of each Fund. The expense limitation provision has been replaced by the new service arrangements under which PIMCO provides services necessary for the operation of the Funds for a single administrative fee as shown. See "Fund Administrator" and "Advisory and Administrative Fees."

EXAMPLE OF FUND EXPENSES:

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                    ------ ------- ------- --------
   Money Market Fund............................   $4     $11     $20     $ 44
   Short-Term Fund..............................   $5     $14     $25     $ 57
   Low Duration Fund............................   $4     $14     $24     $ 54
   Low Duration Fund II.........................   $5     $16     $28     $ 63
   Low Duration Fund III........................   $5     $16     $--     $ --
   Moderate Duration Fund.......................   $5     $16     $--     $ --
   High Yield Fund..............................   $5     $16     $28     $ 63
   Total Return Fund............................   $4     $14     $24     $ 54
   Total Return Fund II.........................   $5     $16     $28     $ 63
   Total Return Fund III........................   $5     $16     $28     $ 63
   Commercial Mortgage Securities Fund..........   $7     $21     $--     $ --
   Long-Term U.S. Government Fund...............   $5     $16     $28     $ 63
   Foreign Fund.................................   $5     $16     $28     $ 63
   Global Fund..................................   $6     $18     $31     $ 69
   International Fund...........................   $5     $16     $28     $ 63
   StocksPLUS Fund..............................   $7     $21     $36     $ 81
   Growth Stock Fund............................   $5     $16     $28     $ 63
   VersaSTYLE Equity Fund.......................   $7     $21     $36     $ 81
   ADMINISTRATIVE CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                   ------ ------- ------- --------
   Money Market Fund............................   $6     $19     $33     $ 75
   Short-Term Fund..............................   $7     $22     $39     $ 87
   Low Duration Fund............................   $7     $22     $38     $ 85
   Low Duration Fund II.........................   $8     $24     $42     $ 93
   Low Duration Fund III........................   $8     $24     $--     $ --
   Moderate Duration Fund.......................   $8     $24     $--     $ --
   High Yield Fund..............................   $8     $24     $42     $ 93
   Total Return Fund............................   $7     $22     $38     $ 85
   Total Return Fund II.........................   $8     $24     $42     $ 93
   Total Return Fund III........................   $8     $24     $42     $ 93
   Commercial Mortgage Securities Fund..........   $9     $29     $--     $ --
   Long-Term U.S. Government Fund...............   $8     $24     $42     $ 93
   Foreign Fund ................................   $8     $24     $42     $ 93
   Global Fund..................................   $8     $26     $44     $ 99
   International Fund...........................   $8     $24     $42     $ 93
   StocksPLUS Fund..............................   $9     $29     $50     $111
   Growth Stock Fund............................   $8     $24     $42     $ 93
   VersaSTYLE Equity Fund.......................   $9     $29     $50     $111

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. Examples of Fund Expenses for five and ten year periods are only presented for those Funds with greater than ten months' operational results.

                                                                     PIMCO FUNDS

8

                             FINANCIAL HIGHLIGHTS
  The following information regarding selected per share data and ratios for shares of each Fund except the PIMCO Money Market Fund and PIMCO Total Return Fund II are part of the Trust's financial statements which are included in the Trust's Annual Report dated March 31, 1995, and incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and selected per share data and ratios appearing under the heading "Financial Highlights" have been examined by Price Waterhouse LLP, independent accountants, whose opinion thereon is also included in the Annual Report. Information is presented for each Fund, and Class thereof, of the Trust which had investment operations during the reporting periods. Information regarding the PIMCO Money Market Fund and PIMCO Total Return Fund II reflects the operational history of the Money Market Fund and PIMCO Managed Bond and Income Fund, two series of PIMCO Advisors Institutional Funds, which are expected to be reorganized as series of the Trust as of November 1, 1995. On that date, the investment advisory responsibilities of Pacific Mutual Life Insurance Company with respect to the Money Market Fund are expected to be assumed by PIMCO. Information for these Funds are included in the Annual Report dated October 31, 1994, and Semiannual Report dated April 30, 1995, of PIMCO Advisors Institutional Funds, which are incorporated by reference in the Statement of Additional Information. The financial information for these Funds as of October 31, 1994, has been audited by Deloitte & Touche LLP, independent accountants, whose opinion thereon is included in the Annual Report.
  Selected data for a share outstanding throughout each period:

                      NET ASSET             NET REALIZED  TOTAL INCOME DIVIDENDS    DISTRIBUTIONS
 YEAR OR                VALUE      NET     AND UNREALIZED (LOSS) FROM   FROM NET      FROM NET
 PERIOD               BEGINNING INVESTMENT GAIN (LOSS) ON  INVESTMENT  INVESTMENT     REALIZED        TOTAL
 ENDED                OF PERIOD   INCOME    INVESTMENTS    OPERATIONS    INCOME     CAPITAL GAINS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
 Institutional Class
 4/30/95*              $ 1.00      $.03                       $.03       $(.03)                       $(.03)
 10/31/94                1.00       .03                        .03        (.03)                        (.03)
 10/31/93                1.00       .03                        .03        (.03)                        (.03)
 10/31/92                1.00       .04                        .04        (.04)                        (.04)
 10/31/91(a)             1.00       .04                        .04        (.04)                        (.04)
 Administrative Class
 4/30/95(b)*             1.00       .01                        .01        (.01)                        (.01)
SHORT-TERM FUND
 Institutional Class
 3/31/95               $ 9.92      $.56        $(.13)         $.43       $(.56)(1)                    $(.56)
 3/31/94                10.03       .48         (.12)          .36        (.47)                        (.47)
 3/31/93                10.01       .37          .02           .39        (.37)                        (.37)
 3/31/92                10.02       .55                        .55        (.55)         $(.01)         (.56)
 3/31/91                 9.99       .77          .04           .81        (.78)                        (.78)
 3/31/90                10.00       .86         (.01)          .85        (.86)                        (.86)
 3/31/89                10.00       .81         (.01)          .80        (.80)                        (.80)
 3/31/88(c)             10.00       .33                        .33        (.33)                        (.33)
LOW DURATION FUND
 Institutional Class
 3/31/95               $10.04      $.65        $(.30)         $.35       $(.54)                       $(.63)(2)
 3/31/94                10.30       .62         (.16)          .46        (.67)(3)      $(.05)         (.72)
 3/31/93                10.20       .75          .22           .97        (.74)          (.13)         (.87)
 3/31/92                10.02       .83          .25          1.08        (.82)          (.08)         (.90)
 3/31/91                 9.89       .89          .12          1.01        (.88)                        (.88)
 3/31/90                 9.70       .88          .20          1.08        (.88)          (.01)         (.89)
 3/31/89                 9.99       .89         (.25)          .64        (.90)          (.03)         (.93)
 3/31/88(d)             10.00       .74         (.01)          .73        (.74)                        (.74)
 Administrative Class
 3/31/95(e)              9.67       .18          .07           .25        (.14)                        (.16)(4)
LOW DURATION FUND II
 Institutional Class
 3/31/95               $ 9.94      $.62        $(.16)         $.46       $(.61)(3)                    $(.63)(4)
 3/31/94                10.25       .60         (.28)          .32        (.58)         $(.05)         (.63)
 3/31/93                10.04       .63          .25           .88        (.64)          (.03)         (.67)
 3/31/92(f)             10.00       .28          .03           .31        (.27)                        (.27)
HIGH YIELD FUND
 Institutional Class
 3/31/95               $10.52      $.99        $(.12)         $.87       $(.95)(5)      $(.02)        $(.97)
 3/31/94                10.41       .90          .18          1.08        (.90)          (.07)         (.97)
 3/31/93(g)             10.00       .24          .41           .65        (.24)                        (.24)
 Administrative Class
 3/31/95(h)             10.14       .23          .25           .48        (.21)                        (.21)
TOTAL RETURN FUND
 Institutional Class
 3/31/95               $10.25      $.64        $(.24)         $.40       $(.61)(6)                    $(.63)(4)
 3/31/94                10.91       .68         (.16)          .52        (.86)(7)      $(.32)(8)     (1.18)
 3/31/93                10.46       .76          .76          1.52        (.76)          (.31)        (1.07)
 3/31/92                10.15       .86          .60          1.46        (.86)          (.29)        (1.15)
 3/31/91                 9.77       .90          .39          1.29        (.90)          (.01)         (.91)
 3/31/90                 9.62       .87          .21          1.08        (.87)          (.06)         (.93)
 3/31/89                10.04       .90         (.23)          .67        (.91)          (.18)        (1.09)
 3/31/88(d)             10.00       .67          .04           .71        (.67)                        (.67)
 Administrative Class
 3/31/95(i)             10.00       .31         (.06)          .37        (.35)(3)                     (.36)(9)

--------
(1) Including dividend in excess of       (6) Including dividend in excess of
    $0.01.                                    $0.05.
(2) Including tax basis return of         (7) Including dividend in excess of
    capital of $0.09.                         $0.15.
(3) Including dividend in excess of       (8) Including distribution in excess
    $0.03.                                    of $0.02.
(4) Including tax basis return of         (9) Including tax basis return of
    capital of $0.02.                         capital of $0.01.
(5) Including dividend in excess of       * Unaudited.
    $0.02.

  Selected data for a share outstanding throughout each period:

                                                           RATIO OF NET
                 NET ASSET          NET ASSETS  RATIO OF    INVESTMENT
 YEAR OR           VALUE               END     EXPENSES TO  INCOME TO   PORTFOLIO
 PERIOD             END    TOTAL    OF PERIOD    AVERAGE     AVERAGE    TURNOVER
 ENDED           OF PERIOD RETURN    (000'S)   NET ASSETS   NET ASSETS    RATE
---------------------------------------------------------------------------------
MONEY MARKET
 FUND
 Institutional
  Class
 4/30/95*         $ 1.00    2.73%   $    7,636    0.40%+       5.52%+       N/A
 10/31/94           1.00    3.53%        7,454    0.40%        3.52%        N/A
 10/31/93           1.00    2.83%        5,836    0.40%        2.78%        N/A
 10/31/92           1.00    3.85%        7,817    0.40%        4.02%        N/A
 10/31/91(a)        1.00    3.78%       45,406    0.53%+       5.20%        N/A
 Administrative
  Class
 4/30/95(b)*        1.00    1.44%        1,785    0.65%+       5.56%+       N/A
SHORT-TERM FUND
 Institutional
  Class
 3/31/95          $ 9.79    4.46%   $   90,114    0.50%        5.67%      79.30%
 3/31/94            9.92    3.66%       73,176    0.50%        4.87%      45.81%
 3/31/93           10.03    3.94%       46,905    0.50%        3.67%      54.50%
 3/31/92           10.01    5.66%       44,172    0.50%        5.52%      94.62%
 3/31/91           10.02    8.44%       44,820    0.50%        7.83%     115.26%
 3/31/90            9.99    8.86%       13,649    0.50%        8.61%     140.28%
 3/31/89           10.00    8.29%       14,401    0.50%        8.57%     178.21%
 3/31/88(c)        10.00    7.17%+       5,546    0.50%+       6.99%+     11.57%
LOW DURATION
 FUND
 Institutional
  Class
 3/31/95          $ 9.76    3.60%   $2,332,032    0.41%        6.46%      77.14%
 3/31/94           10.04    4.56%    2,298,255    0.43%        6.05%      42.69%
 3/31/93           10.30    9.91%    1,403,594    0.45%        7.21%      67.51%
 3/31/92           10.20   11.30%      906,650    0.50%        8.08%      37.21%
 3/31/91           10.02   10.60%      516,325    0.57%        8.97%      44.31%
 3/31/90            9.89   11.36%      317,425    0.60%        8.83%     161.91%
 3/31/89            9.70    6.49%      172,046    0.60%        8.83%      56.23%
 3/31/88(d)         9.99    8.64%+     115,865    0.60%+       8.85%+     77.88%
 Administrative
  Class
 3/31/95(e)         9.76    2.53%+         771    0.66%+       6.93%+     77.14%
LOW DURATION
 FUND II
 Institutional
  Class
 3/31/95          $ 9.77    4.80%   $  170,866    0.47%        6.35%     102.43%
 3/31/94            9.94    3.15%      141,411    0.50%        5.73%      53.78%
 3/31/93           10.25    8.95%      101,025    0.50%        6.16%      95.33%
 3/31/92(f)        10.04    7.72%+      31,027    0.51%+       6.80%+     12.57%
HIGH YIELD FUND
 Institutional
  Class
 3/31/95          $10.42    8.81%   $  336,310    0.48%        9.37%      77.60%
 3/31/94           10.52   10.65%      219,976    0.50%        8.40%     112.40%
 3/31/93(g)        10.41   24.43%+      24,069    0.50%+       8.24%+     29.74%
 Administrative
  Class
 3/31/95(h)        10.41    4.66%           41    0.73%+      10.12%+     77.60%
TOTAL RETURN
 FUND
 Institutional
  Class
 3/31/95          $10.02    4.22%   $7,239,735    0.41%        6.72%      98.48%
 3/31/94           10.25    4.55%    5,008,160    0.41%        6.27%     176.74%
 3/31/93           10.91   15.29%    3,155,441    0.43%        7.07%      89.95%
 3/31/92           10.46   14.90%    1,813,935    0.46%        8.18%     110.46%
 3/31/91           10.15   13.74%      975,619    0.49%        9.10%      98.68%
 3/31/90            9.77   11.36%      659,663    0.60%        8.60%     109.90%
 3/31/89            9.62    5.96%      192,613    0.60%        8.53%     195.26%
 3/31/88(d)        10.04    8.31%+      45,172    0.60%+       7.66%+     75.34%
 Administrative
  Class
 3/31/95(i)        10.01    3.76%+       9,037    0.66%+       6.54%+     98.48%

--------
(a) From commencement of                 (f) From commencement of
    operations, March 1, 1991.               operations, November 1, 1991.
(b) From commencement of                 (g) From commencement of
    operations, January 24, 1995.            operations, December 16, 1992.
(c) From commencement of                 (h) From commencement of
    operations, October 7, 1987.             operations, January 16, 1995.
(d) From commencement of                 (i) From commencement of
    operations, May 11, 1987.                operations, September 7, 1994.
(e) From commencement of
    operations, December 31, 1994.
+ Annualized.

                                                                     PIMCO FUNDS

10

  Selected data for a share outstanding throughout each period:


                       NET ASSET             NET REALIZED  TOTAL INCOME DIVIDENDS     DISTRIBUTIONS
 YEAR OR                 VALUE      NET     AND UNREALIZED (LOSS) FROM   FROM NET       FROM NET
 PERIOD                BEGINNING INVESTMENT GAIN (LOSS) ON  INVESTMENT  INVESTMENT      REALIZED          TOTAL
 ENDED                 OF PERIOD   INCOME    INVESTMENTS    OPERATIONS    INCOME      CAPITAL GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND II
 Institutional Class
 4/30/95(j)*            $ 9.39     $ .36         $ .28         $ .64      $ (.30)                        $ (.30)
 10/31/94                10.38       .51          (.88)         (.37)       (.51)        $ (.05)           (.62)(10)
 10/31/93                 9.99       .61           .74          1.35        (.61)          (.35)           (.96)
 10/31/92                10.00       .49           .23           .72        (.49)          (.24)           (.73)
 Administrative Class
 4/30/95(k)*              9.34       .25           .41           .66        (.25)                          (.25)
TOTAL RETURN FUND III
 Institutional Class
 3/31/95                $ 9.18     $ .59        $ (.16)       $  .43      $ (.54)(5)                     $ (.62)(11)
 3/31/94                  9.81       .59          (.03)          .56        (.78)(12)    $ (.41)(13)      (1.19)
 3/31/93                 10.31       .64           .75          1.39        (.64)         (1.25)          (1.89)
 3/31/92(l)              10.00       .63           .58          1.21        (.63)          (.27)           (.90)
LONG-TERM U.S. GOV'T FUND
 Institutional Class
 3/31/95                $ 9.96     $ .60        $ (.09)       $  .51      $ (.62)(5)                     $ (.62)
 3/31/94                 11.36       .62          (.06)          .56       (1.09)(14)    $ (.87)(15)      (1.96)
 3/31/93                 10.82       .70          1.66          2.36        (.70)         (1.12)          (1.82)
 3/31/92(m)              10.00       .64           .85          1.49        (.64)          (.03)           (.67)
FOREIGN FUND
 Institutional Class
 3/31/95                $10.18     $ .38        $ (.57)       $ (.19)                                    $ (.61)(16)
 3/31/94                 10.34       .55           .27           .82      $ (.55)        $ (.43)(17)       (.98)
 3/31/93(n)              10.00       .16           .34          0.50        (.16)                          (.16)
GLOBAL FUND
 Institutional Class
 3/31/95                $ 9.85     $ .69        $ (.14)       $  .55      $ (.53)(18)                    $ (.53)
 3/31/94(o)              10.00       .16          (.15)          .01      $ (.16)                          (.16)
INTERNATIONAL FUND
 Institutional Class
 3/31/95                $ 9.93     $2.18        $(2.41)       $(0.23)     $(2.26)                        $(2.26)
 3/31/94                 10.53       .47           .24           .71        (.96)        $ (.35)          (1.31)
 3/31/93                 10.02       .62           .42          1.04        (.48)          (.05)           (.53)
 3/31/92                  9.94       .79           .27          1.06        (.78)          (.20)           (.98)
 3/31/91                  9.78       .79           .30          1.09        (.83)          (.10)           (.93)
 3/31/90(p)              10.00       .15          (.27)         (.12)       (.10)                          (.10)
STOCKSPLUS FUND
 Institutional Class
 3/31/95                $ 9.52     $1.03        $  .69        $ 1.72      $ (.76)                        $ (.76)
 3/31/94(q)              10.00       .34           .10           .44        (.35)(1)     $ (.57)(19)       (.92)
GROWTH STOCK FUND
 Institutional Class
 3/31/95                $13.51     $ .20        $ 1.15        $ 1.35      $ (.20)        $ (.95)         $(1.15)
 3/31/94                 14.35       .19          (.11)          .08        (.19)          (.73)           (.92)
 3/31/93                 13.21       .20          1.31          1.51        (.20)          (.17)           (.37)
 3/31/92                 11.93       .23          1.28          1.51        (.23)                          (.23)
 3/31/91                 10.47       .31          1.45          1.76        (.30)                          (.30)
 3/31/90                  9.10       .36          1.39          1.75        (.38)                          (.38)
 3/31/89                  8.60       .33           .50           .83        (.33)                          (.33)
 3/31/88(r)              10.00       .18         (1.40)        (1.22)       (.18)                          (.18)
VERSASTYLE EQUITY FUND
 Institutional Class
 3/31/95(s)             $10.00     $ .12        $  .22        $  .34      $ (.12)                        $ (.12)

--------
(10) Including tax basis return of       (15) Including distribution in
     capital of $0.06.                        excess of $0.17.
(11) Including tax basis return of       (16) Including tax basis return of
     capital of $0.08.                        capital of $0.61.
(12) Including dividend in excess        (17) Including distribution in
     of $0.12.                                excess of $0.37.
(13) Including distribution in           (18) Including dividend in excess
     excess of $0.21.                         of $0.24.
(14) Including dividend in excess        (19) Including distribution in
     of $0.04.                                excess of $0.47.
* Unaudited.

  Selected data for a share outstanding throughout each period:

                                                            RATIO OF NET
                 NET ASSET           NET ASSETS  RATIO OF    INVESTMENT
 YEAR OR           VALUE                END     EXPENSES TO  INCOME TO   PORTFOLIO
 PERIOD             END    TOTAL     OF PERIOD    AVERAGE     AVERAGE    TURNOVER
 ENDED           OF PERIOD RETURN     (000'S)   NET ASSETS   NET ASSETS    RATE
----------------------------------------------------------------------------------
TOTAL RETURN
 FUND II
 Institutional
  Class
 4/30/95*         $ 9.73     7.01%   $  407,832    0.50%+       6.42%+     17.58%
 10/31/94           9.39    (3.58)%     357,900    0.50%        5.22%      99.46%
 10/31/93          10.38    13.79%      371,260    0.50%        5.38%      49.71%
 10/31/92(j)        9.99     7.52%      287,113    0.50%+       5.83%+    133.61%
 Administrative
  Class
 4/30/95(k)*        9.75     7.11%        2,794    0.77%*       6.70%+     17.71%
TOTAL RETURN
 FUND III
 Institutional
  Class
 3/31/95          $ 8.99     4.92%   $   99,497    0.50%        6.95%     145.98%
 3/31/94            9.18     5.64%       97,522    0.50%        6.00%      95.21%
 3/31/93            9.81    14.47%       65,349    0.51%        6.06%     161.38%
 3/31/92(l)        10.31    13.61%+      47,908    0.60%+       6.75%+    521.14%
LONG-TERM U.S.
 GOV'T FUND
 Institutional
  Class
 3/31/95          $ 9.85     5.50%   $   32,349    0.50%        6.62%      88.92%
 3/31/94            9.96     4.13%       25,978    0.50%        5.37%      97.67%
 3/31/93           11.36    23.42%       22,946    0.50%        6.16%     320.08%
 3/31/92(m)        10.82    20.57%+      15,900    0.50%+       7.91%+    427.81%
FOREIGN FUND
 Institutional
  Class
 3/31/95          $ 9.38    (1.85)%  $  232,700    0.47%        6.44%     299.45%
 3/31/94           10.18     7.79%      498,521    0.54%        5.12%     260.34%
 3/31/93(n)        10.34    16.23%+     178,895    0.65%+       4.97%+    122.55%
GLOBAL FUND
 Institutional
  Class
 3/31/95          $ 9.87    10.35%   $   76,476    0.64%        5.59%     461.46%
 3/31/94(o)         9.85     0.08%       40,485    0.50%+       4.55%+    132.41%
INTERNATIONAL
 FUND
 Institutional
  Class
 3/31/95          $ 7.44    (1.27)%  $   45,950    0.43%        5.90%        674%
 3/31/94            9.93     6.54%    2,296,978    0.43%        5.51%        370%
 3/31/93           10.53    10.61%    2,589,677    0.46%        6.67%        301%
 3/31/92           10.02    10.97%    1,314,661    0.51%        8.24%        201%
 3/31/91            9.94    11.55%      609,660    0.55%        8.23%        202%
 3/31/90(p)         9.78    (4.18)%+    407,210    0.75%+       7.94%+        49%
STOCKSPLUS FUND
 Institutional
  Class
 3/31/95          $10.48    18.64%   $   46,498    0.50%       11.89%     176.98%
 3/31/94(q)         9.52     1.55%       14,330    0.50%+       4.00%+     33.29%
GROWTH STOCK
 FUND
 Institutional
  Class
 3/31/95          $13.71    10.65%   $   15,429    0.50%        1.43%      89.98%
 3/31/94           13.51     0.48%       22,513    0.50%        1.39%      81.36%
 3/31/93           14.35    11.51%       22,907    0.53%        1.53%      63.91%
 3/31/92           13.21    12.87%       15,590    0.60%        2.02%      64.63%
 3/31/91           11.93    17.14%        4,550    0.60%        2.93%      93.22%
 3/31/90           10.47    19.28%        3,882    0.60%        3.53%     106.37%
 3/31/89            9.10     9.76%        3,077    0.60%        3.42%      45.09%
 3/31/88(r)         8.60   (15.89)%+      4,447    0.60%+       2.87%+     49.72%
VERSASTYLE EQUITY FUND
 Institutional
  Class
 3/31/95(s)       $10.22     3.44%   $    5,171    0.65%+       2.45%+    160.00%

--------
(j) From commencement of                 (o) From commencement of
    operations, December 30, 1991.           operations, November 23, 1993.
(k) From commencement of                 (p) From commencement of
    operations, November 30, 1994.           operations, December 13, 1989.
(l) From commencement of                 (q) From commencement of
    operations, May 1, 1991.                 operations, May 14, 1993.
(m) From commencement of                 (r) From commencement of
    operations, July 1, 1991.                operations, June 29, 1987.
(n) From commencement of                 (s) From commencement of
    operations, December 3, 1992.            operations, September 30, 1994.
+ Annualized.

                                                                     PIMCO FUNDS

12

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund, except the PIMCO Money Market Fund, also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

FIXED INCOME FUNDS

  Each of the Fixed Income Funds differs from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Duration" below.

  The investment objective of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.

  In selecting securities for each Fixed Income Fund, the Adviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

  Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specifically provided otherwise in the description of the Funds that follows, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the PIMCO Money Market Fund, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities.

  The compositions of the Fixed Income Funds differ as follows:

  PIMCO Money Market Fund seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's investments in securities will be limited to U.S. dollar-denominated securities that mature in 13 months or less from the date of purchase. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities from domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

  The PIMCO Money Market Fund may invest only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Adviser will make a determination as to whether a security presents minimal credit risk under procedures adopted by the Board of Trustees. A money market instrument will be considered to be highest quality
(1) if rated in the highest rating category (i) by any two nationally recognized statistical rating organizations ("NRSROs") (e.g., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P, or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees;
(2) if unrated but issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security rated in the highest rating category as determined by the Adviser and whose acquisition is approved or ratified by the Board of Trustees. With respect to no more than 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

  The PIMCO Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that (1) the Fund may invest more than 5% of its total assets in the securities of a single issuer if rated in the highest rating category for a period of up to three business days after purchase, provided that the Fund may not make more than one investment at a time in accordance with this exception, and (2) this limitation shall not apply to U.S. Government securities and repurchase agreements with respect thereto. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is required for securities purchased by the Fund, the Adviser, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Adviser becomes aware an unrated security is downgraded below high quality and the Adviser does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether to retain the instrument.

  PIMCO Short-Term Fund invests in a diversified portfolio of fixed income securities of varying maturities with a maximum portfolio duration of one year. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Securities rated below investment grade may be referred to colloquially as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Credit and Quality Standards." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Under a revised investment policy adopted by the Fund, effective December 31, 1995, the Fund will limit its investments in foreign currency-denominated securities to 5% of its assets.

  PIMCO Low Duration Fund invests in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration of from one to three years. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Credit and Quality Standards." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Moderate Duration Fund or the PIMCO Total Return Fund because its duration will be shorter.

  PIMCO Low Duration Fund II has the same policies as the PIMCO Low Duration Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

                                                                    PIMCO FUNDS

14

  PIMCO Low Duration Fund III has the same policies as the PIMCO Low Duration Fund, except that it limits its investments with respect to certain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

  PIMCO Moderate Duration Fund invests in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration range of two to four years. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Credit and Quality Standards." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to exhibit more volatility than that of the PIMCO Low Duration Fund because its duration will normally be longer.

  PIMCO High Yield Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, in either case, if unrated, deemed by the Adviser to be of comparable quality). Such securities are colloquially referred to as "junk bonds." The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Adviser to be of comparable quality). The portfolio duration of the PIMCO High Yield Fund will vary within a range of from two to six years, depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

  Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities."

  PIMCO Total Return Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration range of three to six years. The duration of this Fund will vary within the three- to six-year timeframe based on the Adviser's forecast for interest rates, but under current conditions is expected to stay within one year of what the Adviser believes to be the average duration of the bond market as a whole. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Credit and Quality Standards." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Long-Term U.S. Government Fund because its duration will normally be shorter.

  PIMCO Total Return Fund II has the same policies as the PIMCO Total Return Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality.)

  PIMCO Total Return Fund III has the same policies as the PIMCO Total Return Fund, except that it limits its investments with respect to certain socially sensitive issues in the same manner as the PIMCO Low Duration Fund III.

  PIMCO Commercial Mortgage Securities Fund invests at least 65% of its assets in commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Adviser to be of comparable quality) if such securities are considered by the Adviser to have attractive investment characteristics. For information on the risks associated with investments in securities rated below investment grade, see "Credit and Quality Standards." The portfolio duration of this Fund will vary within a range of from three to eight years, depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.

  PIMCO Long-Term U.S. Government Fund invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund will have a minimum portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associated with longer duration investments. The PIMCO Long-Term U.S. Government Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic and foreign issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.

  PIMCO Foreign Fund invests in a portfolio of fixed income securities primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Credit and Quality Standards." The portfolio duration of the Fund will vary from three to six years.

  PIMCO Global Fund invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. Depending on the Adviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Credit and Quality Standards." The portfolio duration of the Fund will vary from three to eight years.

  The PIMCO Foreign and Global Funds differ primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Adviser will select the PIMCO Foreign and Global Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  PIMCO International Fund invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies, and the U.S. dollar. The PIMCO International Fund is available only

                                                                    PIMCO FUNDS

16

to private account clients of PIMCO. The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers representing at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The PIMCO International Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Adviser to be of comparable quality). The portfolio duration of the PIMCO International Fund will vary based on the strategy currently being used by the Adviser in managing the assets of the Fund within the overall PIMCO private account management program, but is not expected to exceed eight years. The Adviser will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  As a non-fundamental, operating policy, the Adviser intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the Global Fund) denominated in currencies other than the U.S. dollar. There can be no assurance that the Adviser will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

  The PIMCO Commercial Mortgage Securities, Foreign, Global and International Funds are "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.

INVESTMENT TECHNIQUES USED BY THE FIXED INCOME FUNDS

  The Fixed Income Funds, except the PIMCO Money Market Fund, may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on fixed income securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. All of the Fixed Income Funds that may invest in securities denominated in foreign currencies also may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fixed Income Funds that may invest in securities denominated in foreign currencies also may enter into foreign currency forward contracts and buy or sell foreign currencies or foreign currency options for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fixed Income Funds, except the PIMCO Money Market Fund, may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. In addition, the Fixed Income Funds may purchase and sell securities on a when-issued or delayed-delivery basis, sell securities short (except the PIMCO High Yield and Total Return III Funds), enter into forward commitments to purchase securities and lend their securities to brokers, dealers and other financial institutions to earn income. See "Characteristics and Risks of Securities and Investment Techniques" for a description of securities and investment techniques listed above and restrictions generally applicable to a Fund's investment in or use of them.

CREDIT AND QUALITY STANDARDS

  Each of the PIMCO Short-Term, Low Duration, Low Duration III, Moderate Duration, Total Return, Total Return III, Foreign, Global and StocksPLUS Funds may invest up to 10% of its assets in fixed income securities that are rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Adviser to be of comparable quality). The PIMCO Commercial Mortgage Securities Fund may invest up to 35% of its assets in such securities. Securities rated below investment grade are described as "speculative" by both Moody's and S&P. Securities rated B are judged to be predominately speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. The Adviser seeks to reduce the risks associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of its own credit analysis. The PIMCO High Yield Fund's investments in high yield securities are discussed separately under "Characteristics of Securities and Investment Techinques-- High Yield Securities."

  Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. See "Appendix A--Description of Securities Ratings," for a description of Moody's and S&P's ratings applicable to fixed income securities.

TOTAL RETURN

  The "total return" sought by certain of the Fixed Income Funds will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in portfolio selection for the Fixed Income Funds.

  Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or

                                                                    PIMCO FUNDS

18

coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

EQUITY FUNDS

  The Equity Funds are the PIMCO StocksPLUS Fund, the PIMCO Growth Stock Fund, and the PIMCO VersaSTYLE Equity Fund. The investment objective of the PIMCO Growth Stock Fund is to seek long-term growth of capital. The investment objective of both the PIMCO StocksPLUS and the PIMCO VersaSTYLE Equity Funds is to seek to achieve a total return which exceeds the total return performance of the Standard and Poor's 500 Composite Stock Price Index
("S&P 500").

  Each of the Equity Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below. Assets not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. In addition, each of the Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Equity Funds may invest all of its assets in derivative instruments, as described below and under "Characteristics of Securities and Investment Techniques--Derivative Instruments."

  Each of the PIMCO Growth Stock and PIMCO VersaSTYLE Equity Funds may invest in other equity securities, including securities convertible into common stocks and warrants, may invest up to 25% of its assets in the securities of foreign issuers, primarily in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs), and may purchase and sell options and futures on foreign currencies and enter into forward currency contracts.

  The Equity Funds differ in composition or strategy as follows:

  PIMCO StocksPLUS Fund invests only in common stocks that are represented in the S&P 500 ("S&P 500 stocks"), stock index futures, options on stock indexes, and options on stock index futures that are based on the S&P 500 and swap agreements with respect to the S&P 500 ("S&P 500 derivatives"). StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Fund will seek to remain invested in S&P 500 stocks and S&P 500 derivatives even when the S&P 500 is declining.

  The percentage of the PIMCO StocksPLUS Fund's assets invested directly in S&P 500 stocks will vary depending primarily on whether S&P 500 derivatives appear, in the Adviser's opinion, overvalued or undervalued with respect to the stocks underlying the S&P 500. The Fund may invest up to 100% of its assets in S&P 500 derivatives. The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities, or high grade debt obligations or otherwise maintain offsetting positions to cover its open positions in S&P 500 derivatives.

  The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard and Poor's Corporation ("S&P") chooses the stocks to be included in the S&P 500 solely on a statistical basis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P.

  When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500.

  Positions in S&P 500 futures and options on futures will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Adviser may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P derivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instruments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments."

  PIMCO Growth Stock Fund invests primarily in a diversified, actively managed portfolio of common stocks of domestic and foreign issuers. The Fund may invest up to 25% of its assets in securities denominated in foreign currencies. The Adviser's methodology of stock selection utilizes quantitative and fundamental equity analysis to identify stocks which it believes to have above-average market appreciation potential over a full market cycle. Such potential may be due, for example, to superior underlying growth rates of earnings, undervaluation of share prices, or technological advances that have not been recognized by the market.

  The Adviser selects stocks from a universe of primarily growth and cyclical growth stocks. New issues may occasionally be purchased, but generally only if the issuer has a sufficient existing operating history to provide a basis for the Adviser's quantitative analysis. The PIMCO Growth Stock Fund will normally be fully invested in equity securities, although the Adviser will vary the percentage of assets committed to the equity market based on economic and market conditions.

  The PIMCO Growth Stock Fund may purchase and sell options on equity securities, stock indexes, and foreign currencies, and for hedging purposes, the Fund may purchase and sell stock index and foreign currency futures and related options and enter into forward contracts for foreign currencies. See "Characteristics and Risks of Securities and Investment Techniques" for more details on investment practices.

  PIMCO VersaSTYLE Equity Fund invests primarily in common stocks of domestic and foreign issuers. The Fund may invest up to 25% of its assets in securities denominated in foreign currencies. Although the Adviser will vary the percentage of assets committed to the equity market based on economic or market conditions, the PIMCO VersaSTYLE Equity Fund will normally be fully invested in equity securities or equity derivatives.

  VersaSTYLE is a proprietary portfolio management strategy that seeks to identify the investment style or styles such as "small capitalization," "growth," or "value investing" that the Adviser believes are most likely to provide superior total return at a given time. The Adviser then tailors the Fund's investment strategy and changes the Fund's holdings in a manner consistent with the strategy's outlook. The Adviser's methodology of stock selection utilizes economic and other data in seeking to identify appropriate investment styles and to select individual securities. "Small capitalization" investing involves the purchase of securities of relatively small issuers with little equity and few shares of common stock outstanding, which the Adviser believes may present the potential for significant growth. Small-capitalization stocks tend to be subject to large price fluctuations, and therefore the potential for short-term gains and losses is greater. "Growth" investing involves the purchase of

                                                                    PIMCO FUNDS

20

securities of issuers characterized as having relatively low ratios of book to market value that are expected to have above-average increases in revenues and earnings. These firms normally retain most earnings for reinvestment and therefore pay small dividends, emphasizing growth of capital over time as opposed to current yield or income. "Value" investing involves the purchase of securities based more upon the value of the issuer's assets than upon projected earnings. "Value" firms are characterized as having relatively higher ratios of book to market value. For example, such an issuer's current assets may exceed its total liabilities on a per share basis by more than the market price of the stock.

  The Fund may take positions in individual equity and index options, index futures and options on index futures. The Fund may purchase and sell options and futures on foreign currencies, and may enter into forward currency contracts. Additionally, the Fund may enter into certain over-the-counter transactions, including swap agreements. The primary purpose of futures and derivative positions is to hedge risks arising from current or anticipated equity positions, or to tailor the Fund's risk profile or to achieve exposure to particular market sectors in a manner more cost-effective than undertaking transactions in individual equity securities. See "Characteristics and Risks of Securities and Investment Techniques" for more details on investment practices.

                            INVESTMENT RESTRICTIONS

  Each Fund's investment objective, as set forth under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to a Fund without the approval of a majority of the outstanding voting shares of that Fund. Under these restrictions, a Fund may not:

    (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and
  (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks;

    (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Commercial Mortgage Securities Fund, the Foreign Fund, the Global Fund or the International Fund.);

    (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Commercial Mortgage Securities Fund, the Foreign Fund, the Global Fund or the International Fund.);

    (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein);

    (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in this Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

    (6) for the High Yield, Total Return III, International and StocksPLUS
  Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures;

    (7) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in this Prospectus and in the Statement of Additional Information (the

                                                                              21
  deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts, and commitments entered into under swap agreements or other derivative instruments will not be deemed to be pledges of a Fund's assets);

    (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and
  (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust;

    (9) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

    (10)(a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in this Prospectus and in the Statement of Additional Information for transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments;

        (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign, Global, International, Growth Stock and VersaSTYLE Equity Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in this Prospectus and in the Statement of Additional Information.

  Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

    (A) invest for the purpose of exercising control or management;

    (B) purchase securities of other investment companies, except that a Fund may, for temporary purposes, purchase shares of money market mutual funds, subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder, or by any State in which shares of the Fund are registered (collateral arrangements with respect to securities on loan from a Fund are not considered to involve the purchase of securities by the Fund and are not subject to this restriction);

    (C) invest more than 15% of the net assets of a Fund (10% in the case of the PIMCO Money Market Fund) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, and securities and other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees);

    (D) invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

    (E) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and Directors or Trustees of the Trust or of the Adviser who each own beneficially more than one-half of 1% of its securities;

    (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and Directors or Trustees of the Trust or of the Adviser;

                                                                     PIMCO FUNDS

22

    (G) for the PIMCO Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign, Global, Growth Stock and VersaSTYLE Equity Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions;

    (H) (effective December 31, 1995) invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

    (I) borrow money (excluding dollar rolls and reverse repurchase agreements, which are subject to the Funds' fundamental borrowing restriction), except for temporary administrative purposes, in an amount up to 5% of its total assets; or

    (J) (a) for the PIMCO Short-Term, Low Duration and Low Duration III Funds, invest greater than 5% of its assets in the securities of issuers based in Newly Industrialized Countries ("NICs"); and

        (b) for the remaining Fixed Income Funds, invest greater than 10% of its assets in the securities of issuers based in NICs.

  In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Fund, will hedge at least 75% of its exposure to foreign currency using the techniques described in this Prospectus. There can be no assurance that currency hedging techniques will be successful.

  Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

       CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

  The following describes in greater detail different types of securities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect,

                                                                              23
compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

CORPORATE DEBT SECURITIES

  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

  Investments in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix A-- Description of Securities Ratings." Investments in high yield securities are discussed separately below, see "High Yield Securities."

VARIABLE AND FLOATING RATE SECURITIES

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

  Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

  Each of the Fixed Income Funds, except the PIMCO Money Market Fund, may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which, effective December 31, 1995, no Fund will invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  Each Fund, except the PIMCO Money Market Fund, may invest all of its assets in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

                                                                     PIMCO FUNDS

24

  Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

  Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

                                                                              25
The Funds have adopted a policy under which, effective December 31, 1995, no Fund will invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

REPURCHASE AGREEMENTS

  For the purpose of achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS, AND OTHER BORROWINGS

  A reverse repurchase agreement is a form of leverage that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements.

  A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities or high-grade debt obligations, to cover its obligations under dollar rolls.

  Dollar rolls and reverse repurchase agreements will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of a Fund's total assets. Apart from transactions involving reverse repurchase agreements and dollar rolls, a Fund will not borrow money, except for temporary administrative purposes, in an amount up to 5% of its total assets.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, the Funds may lend their portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.

DELAYED DELIVERY TRANSACTIONS

  A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets, such as cash, U.S. Government

                                                                     PIMCO FUNDS

26

securities or high grade debt obligations in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed-delivery basis.

SHORT SALES

  Certain Funds may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of liquid assets, such as cash, U.S. Government securities or high grade debt obligations in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

FOREIGN SECURITIES

  Each of the Fixed Income Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest directly in fixed income securities of non-U.S. issuers. The PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may only invest in U.S. dollar-denominated fixed income securities of non-U.S. issuers. The PIMCO Growth Stock and VersaSTYLE Equity Funds may invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries.

  Each Fund (except the PIMCO VersaSTYLE Equity Fund) will limit its foreign investments to securities of issuers based in developed countries (including Newly Industrialized Countries ("NICs"), such as Taiwan, South Korea and Mexico). The PIMCO Short-Term, Low Duration and Low Duration III Funds limit their investments in securities of issuers based in NICs to 5% of their assets, and the remaining Fixed Income Funds limit their investments in securities of issuers based in NICs to 10% of their assets. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in

                                                                              27
foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  The PIMCO VersaSTYLE Equity Fund may invest in the securities of issuers based in countries with developing economies. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

  Each of the Fixed Income Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  All Funds that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

                                                                     PIMCO FUNDS

28

A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Fund, will use these techniques to hedge at least 75% of its exposure to foreign currency. A Fund will segregate liquid assets, such as cash or high grade debt obligations in a segregated account to cover forward currency contracts entered into for non-hedging purposes.

  The Funds also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. For a description of these instruments, see the Statement of Additional Information.

HIGH YIELD SECURITIES ("JUNK BONDS")

  The PIMCO High Yield Fund invests at least 65% of its assets, and the PIMCO Commercial Mortgage Securities Fund may invest up to 35% of its assets, in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, of comparable quality). In addition, each of the PIMCO Short-Term, Low Duration, Low Duration III, Moderate Duration, Total Return, Total Return III, Foreign, Global and StocksPLUS Funds may invest up to 10% of its assets in such securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  There may be special tax considerations associated with investing in high yield securities structured as zero coupon or payment-in-kind securities. Each Fund records the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Funds will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities which otherwise would continue to be held. Shareholders generally will be taxed on these distributions.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

  During the year ended March 31, 1995, based upon the dollar-weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Adviser to be of comparable quality). See "Appendix A--Description of Securities Ratings," for further information.

                                  RATING
                  --------------------------------------------
                                          BELOW
FUND              PRIME 1 Aaa  Aa    A   PRIME 1 Baa  Ba    B
----              ------- ---  ---  ---  ------- ---  ---  ---
Short-Term            1%   53%   0%  10%     6%   21%   8%   1%
Low Duration          3    47    3   11      1    29    6    0
High Yield            5     5    0    0      1     8   48   33
Total Return          3    47    6   12      3    22    7    0
Total Return III     28    42    7    3      4     8    8    0
Foreign              30    28   10   12      1     8    0    0
Global               30    42    7    9      3     6    0    0
StocksPLUS           19    42    5    8      6    13    0    0

  These figures are intended solely to provide disclosure about each Fund's asset composition during its fiscal year ended March 31, 1995. The asset composition after this time may or may not be approximately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and PIMCO may not necessarily agree with a rating assigned by any credit rating agency.

DERIVATIVE INSTRUMENTS

  To the extent permitted by the investment objectives and policies of the Funds, the Funds may, except the PIMCO Money Market Fund, purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

  The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage- or asset-backed securities. Each Fund, except the PIMCO Money Market Fund, may invest all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

                                                                     PIMCO FUNDS

30

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments; the fact that, while some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments; and the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, and Currencies A Fund may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the

                                                                              31
asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts The Funds may invest, as set forth under "Investment Objectives and Policies," in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon ("futures options") that are traded on a United States or foreign exchange or board of trade.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a

                                                                     PIMCO FUNDS

32

Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total net assets.

ILLIQUID SECURITIES

  The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, Thomas P. Kemp, Brent
R. Harris, Vern O. Curtis, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."

INVESTMENT ADVISER

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Funds pursuant to an investment advisory contract. The Adviser is an investment counseling firm founded in 1971, and currently has over $66 billion in assets under management. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.

  The Adviser manages the investment and reinvestment of the assets of each Fund. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions."

  Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds, including their occupations for the past five years, is provided below.

                                PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST
 FUND                           FIVE YEARS)
 ----                           -----------------------------------------------
 Money Market Fund              The Fund is managed by a committee of PIMCO's
                                Fixed Income Portfolio Managers. The committee
                                has managed the PIMCO Money Market Fund since
                                November 1, 1995.
 Short-Term Fund                David H. Edington, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Edington
                                has managed the PIMCO Short-Term Fund since its
                                inception, October 7, 1987.
 Low Duration Fund              William H. Gross, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Gross has
                                managed the PIMCO Low Duration Fund since its
                                inception, May 11, 1987.
 Low Duration Fund II           William H. Gross, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Gross has
                                managed the PIMCO Low Duration Fund II since
                                its inception, November 1, 1991.
 High Yield Fund                Benjamin Trosky, Executive Vice President,
                                PIMCO. A Fixed Income Portfolio Manager, Mr.
                                Trosky has managed the PIMCO High Yield Fund
                                since its inception, December 16, 1992.
 Total Return Fund              William H. Gross, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Gross has
                                managed the PIMCO Total Return Fund since its
                                inception, May 11, 1987.
 Total Return Fund II           William H. Gross, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Gross has
                                managed the PIMCO Total Return Fund II since
                                its inception, December 30, 1991.
 Total Return Fund III          William H. Gross, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Gross has
                                managed the PIMCO Total Return Fund III since
                                its inception, May 1, 1991.
 Long-Term U.S. Government Fund Frank B. Rabinovitch, Managing Director, PIMCO.
                                A Fixed Income Portfolio Manager, Mr.
                                Rabinovitch has managed the PIMCO Long-Term
                                U.S. Government Fund since its inception, July
                                1, 1991.
 Foreign Fund                   Lee R. Thomas, III, Vice President and Senior
                                International Portfolio Manager, PIMCO and John
                                L. Hague, Managing Director, PIMCO. Fixed
                                Income Portfolio Managers, Messrs. Hague and
                                Thomas have co-managed the PIMCO Foreign Fund
                                since July 13, 1995. Previously, Mr. Hague had
                                sole responsibility for managing the Fund from
                                its inception, December 3, 1992. Prior to
                                joining PIMCO, Mr. Thomas was associated with
                                Investcorp, as a member of the management
                                committee responsible for global securities and
                                foreign exchange trading. Prior to Investcorp,
                                he was associated with Goldman Sachs as an
                                Executive Director in foreign fixed income.
 Global Fund                    Lee R. Thomas, III, Vice President and Senior
                                International Portfolio Manager, PIMCO and John
                                L. Hague, Managing Director, PIMCO. Fixed
                                Income Portfolio Managers, Messrs. Hague and
                                Thomas have co-managed the PIMCO Global Fund
                                since July 13, 1995. Previously, Mr. Hague had
                                sole responsibility for managing the Fund from
                                its inception, November 23, 1993.
 International Fund             Lee R. Thomas, III, Vice President and Senior
                                International Portfolio Manager, PIMCO and John
                                L. Hague, Managing Director, PIMCO. Fixed
                                Income Portfolio Managers, Messrs. Hague and
                                Thomas have co-managed the PIMCO International
                                Fund since July 13, 1995. Previously, Mr. Hague
                                had sole responsibility for managing the Fund
                                from its inception, December 13, 1989.
 StocksPLUS Fund                David H. Edington, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Edington
                                has managed the PIMCO StocksPLUS Fund since its
                                inception, May 14, 1993.
 Growth Stock Fund              A. Benjamin Ehlert, Executive Vice President,
                                PIMCO. An Equity Portfolio Manager, Mr. Ehlert
                                has managed the PIMCO Growth Stock Fund since
                                its inception, June 29, 1987.
 VersaSTYLE Equity Fund         A. Benjamin Ehlert, Executive Vice President,
                                PIMCO and Robert S. Venable, Portfolio Manager,
                                PIMCO. Equity Portfolio Mangers, Messrs. Ehlert
                                and Venable have co-managed the PIMCO
                                VersaSTYLE Equity Fund since January 17, 1995.
                                Mr. Venable was previously associated with the
                                Hewlett Packard Company as an engineer and the
                                Franklin Mint as a financial analyst.

                                                                     PIMCO FUNDS

34

FUND ADMINISTRATOR

  PIMCO also serves as administrator to the Funds pursuant to an administration agreement. PIMCO provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Dual Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.


ADVISORY AND ADMINISTRATIVE FEES

  The PIMCO Funds feature fixed advisory and administrative fee rates. For providing investment advisory and administrative services to the Funds as described above, PIMCO receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Funds as follows:

                                                                     ADVISORY
   FUND                                                              FEE RATE
   ----                                                            ------------
   Money Market Fund..............................................    0.15%
   Commercial Mortgage Securities, StocksPLUS, and VersaSTYLE Eq-
    uity Funds....................................................    0.40%
   All other Funds................................................    0.25%

                                                                  ADMINISTRATIVE
   FUND                                                              FEE RATE
   ----                                                           --------------
   Money Market Fund and Short-Term Fund.........................     0.20%
   Low Duration Fund and Total Return Fund.......................     0.18%
   Global Fund...................................................     0.30%
   All other Funds...............................................     0.25%

  Both the investment advisory contract and administration agreement for the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by PIMCO on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the administration agreement, it may be terminated by PIMCO on 60 days' written notice. Following their initial two-year terms, the investment advisory contract and administration agreement will continue from year to year if approved by the Trustees.

SERVICE FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan with respect to the Administrative Class shares of each Fund. Under the terms of each Plan, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium, and to reimburse certain other distribution-related expenses. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under both a Distribution Plan and Administrative Services Plan. Fees paid pursuant to either type of Plan may be paid for shareholder service and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in

                                                                              35
accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that Rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For a more complete disclosure of the Plans and their terms, see the Statement of Additional Information.

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Trust shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Trust shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Advisors Distribution Company (the "Distributor"), an indirect wholly owned subsidiary of PIMCO Advisors. The Distributor is a broker-dealer registered with the Securities and Exchange Commission.

                              PURCHASE OF SHARES

  Each Fund offers its shares in two classes: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors and high net worth individuals. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investment in the Funds. Shares of the Administrative Class are offered primarily through broker-dealers, retirement plan administrators and other financial intermediaries. Administrative Class shares pay service fees to such entities for services they provide to shareholders of that class.

  Shares of either class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $1,000,000. Shares of the PIMCO International Fund are offered only to clients of PIMCO who maintain separately managed private accounts.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660.

  Purchases of shares can only be made by wiring Federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"). Before wiring Federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer. On the telephone the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  All purchase orders are effected at the relevant net asset value for that class next determined after receipt of the purchase order. A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (4:00 p.m., Eastern Time; 3:00 p.m., Eastern Time for the PIMCO StocksPLUS Fund) on a day the Trust is open for business will be effected at that day's net asset value; an order received after the close of business will be effected at the net asset value determined on the next business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

                                                                     PIMCO FUNDS

36

  With respect to the Funds whose policy is to declare dividends daily (i.e., each of the Fixed Income Funds except the PIMCO International Fund), if a purchase order for shares is received prior to 12:00 noon, Eastern Time, and payment in Federal funds is received by the Transfer Agent by the close of the Federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern Time, and payment in Federal funds is received by the Transfer Agent by the close of the Federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected that day as of 4:00 p.m., Eastern Time, but dividends will not begin to accrue until the following business day.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring Federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of its Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application should prove to be incorrect in any manner judged by the Trust to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of the Trust).

  Shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

  The offer and sale of shares of the PIMCO Money Market Fund and PIMCO Total Return Fund II is contingent upon the consummation of a reorganization of the Funds as series of the Trust, anticipated to take place November 1, 1995 (the "Reorganization"). The Trust has entered into an Agreement and Plan of Reorganization with PIMCO Advisors Institutional Funds, another registered open-end investment company, pursuant to which two of its series, the Money Market Fund and PIMCO Managed Bond and Income Fund, will transfer all of their respective assets, subject to any liabilities, to two currently non-operational series of the Trust, the PIMCO Income and Capital Preservation Fund and the PIMCO Income and Capital Preservation Fund II, in exchange for shares of those Funds, which are to be renamed the PIMCO Money Market Fund and PIMCO Total Return Fund II. A non-operational series of the Trust formerly known as the PIMCO Total Return Fund II will be liquidated prior to the Reorganization.

RETIREMENT PLANS

  Shares of the Funds are available for purchase by retirement plans, including Keogh plans, 401(k) plans, 403(b) plans and IRAs. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places his order with the plan administrator, and the time the order is forwarded to the Transfer Agent for execution.

                             REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10,000,000 or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All redemptions, whether initiated by letter or telephone, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed under the heading "Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

OTHER REDEMPTION INFORMATION

  Payment of the redemption price will ordinarily be wired to the investor's bank one business day after the tender request in the case of the Fixed Income Funds, and three business days after the tender request in the case of the Equity Funds, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

                                                                     PIMCO FUNDS

38

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $10,000 ($100,000 with respect to accounts opened after January 1, 1995). A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $10,000, or $100,000, as the case may be.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved, except that shares of the PIMCO International Fund are available only to private account clients of PIMCO. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Effective November 1, 1995, shares of a Fund may also be exchanged for shares of the same class of a series of the PIMCO Funds: Equity Advisors Series, an affiliated, open-end, management investment company, comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. Shareholders interested in such an exchange may request a prospectus for these funds by contacting the PIMCO Funds: Equity Advisors Series at the same address and telephone number as the Trust.

  Exchanges may be made only with respect to Funds registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Adviser also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher all these transaction costs borne by the Fund generally will be.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser.

                                                                              39
                                NET ASSET VALUE

  The net asset value per share of each class of each Fund is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. The net asset values of the Institutional Class and Administrative Class of a Fund may diverge due to the effect of rounding at the time net asset value is calculated. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

  The PIMCO Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the PIMCO Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met (see "Purchase of Shares"). For the Fixed Income Funds (other than the PIMCO International Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. The PIMCO International and Equity Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay Federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% Federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Distributions received by tax-exempt shareholders will not be subject to Federal income tax to the extent permitted under applicable tax law. To the extent that a shareholder is not exempt from tax on Fund distributions, such shareholder will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Shareholders must treat dividends, other than capital gain dividends or

                                                                     PIMCO FUNDS

40

dividends that represent a return of capital to shareholders, as ordinary income. Dividends designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November, or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  The preceding discussion relates only to Federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on February 19, 1987. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

VOTING

  Shareholders have the right to vote in the election of Trustees and on any and all matters on which the law or the provisions of the Declaration of Trust states they may be entitled to vote. The Trust is not required to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares have separate voting rights with respect to matters that only affect that class. See "Other Information--Voting Rights" in the Statement of Additional Information.

  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of July 26, 1995, Archdiocese of Los Angeles (Los Angeles, California) owned a controlling interest (as that term is defined in the Investment Company Act of 1940) of the PIMCO Total Return Fund III; Optima Funds Management (Atlanta, Georgia) owned a controlling interest of the PIMCO Long-Term U.S. Government Fund; Southern California Edison (Rosemead, California) owned a controlling interest of the PIMCO Foreign Fund; Georgetown University (Washington, D.C.) and Walker Art Center (Minneapolis, Minnesota) owned controlling interests of the PIMCO Global Fund; Great Lakes Chemical Corporation (Lafayette, Indiana) owned a controlling interest of the PIMCO Growth Stock Fund; and Pacific Mutual Life Insurance Company (Newport

                                                                              41
Beach, California) owned a controlling interest of the PIMCO VersaSTYLE Equity Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of:
(1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

  The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Yield quotations for the PIMCO Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in the terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to calculate current yield, but reflects the compounding effect on earnings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of Fund or class expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

  The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund class has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  Performance information for the Trust may also be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the S&P/BARRA Growth Index, the Lehman Brothers Aggregate Bond Index, the Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may also report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, and on the comparative performance or standing of PIMCO in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.

  Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Report contains additional performance information for the Funds and is available upon request and without charge by calling (800) 927-4648 (Current Shareholders), or (800) 800-0952 (New Accounts).

                                                                     PIMCO FUNDS

                                                                             A-1
                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

 CORPORATE AND MUNICIPAL BOND RATINGS

  Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 CORPORATE SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

                                                                     PIMCO FUNDS

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime 1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

 CORPORATE AND MUNICIPAL BOND RATINGS

 Investment Grade

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

 Speculative Grade

  Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lease degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  C1: The rating C1 is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

  N.R.: Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

 COMMERCIAL PAPER RATING DEFINITIONS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                                                                     PIMCO FUNDS

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated B are regarded as having only speculative capacity for timely payment.

  C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                               [LOGO OF PIMCO]



PIMCO Funds

INVESTMENT ADVISER AND ADMINISTRATOR
  Pacific Investment Management Company
  840 Newport Center Drive, Suite 360
  Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
  Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, MO 64105

ACCOUNTANTS
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105

COUNSEL
  Dechert Price & Rhoads
  1500 K Street, N.W., Suite 500
  Washington, DC 20005

--------------------------------------------------------------------------------
                                                    Prospectus / October 1, 1995

                                  PIMCO FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION



          PIMCO Funds (the "Trust") is a no-load, open-end management investment company ("mutual fund") currently consisting of eighteen separate investment portfolios (the "Funds"): the PIMCO MONEY MARKET FUND; the PIMCO SHORT-TERM FUND; the PIMCO LOW DURATION FUND; the PIMCO LOW DURATION FUND II; the PIMCO LOW DURATION FUND III; the PIMCO MODERATE DURATION FUND; the PIMCO HIGH YIELD FUND; the PIMCO TOTAL RETURN FUND; the PIMCO TOTAL RETURN FUND II; the PIMCO TOTAL RETURN FUND III; the PIMCO COMMERCIAL MORTGAGE SECURITIES FUND; the PIMCO LONG-TERM U.S. GOVERNMENT FUND; the PIMCO FOREIGN FUND; the PIMCO GLOBAL FUND; the PIMCO INTERNATIONAL FUND; the PIMCO STOCKSPLUS FUND; the PIMCO GROWTH STOCK FUND; and the PIMCO VERSASTYLE EQUITY FUND. Shares of the PIMCO INTERNATIONAL FUND are offered only to clients of PIMCO who maintain separately managed private accounts.

          The offer and sale of shares of the PIMCO Money Market Fund and PIMCO Total Return Fund II is contingent upon the consummation of a reorganization, currently anticipated to be effective as of November 1, 1995. See "Management of the Trust - The Reorganization" for additional information.

          The Trust's investment adviser is Pacific Investment Management Company ("PIMCO" or the "Adviser"), 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors").

          This Statement of Additional Information is not a Prospectus, and should be used in conjunction with the Prospectus for the Trust dated October 1, 1995. A copy of the Prospectus may be obtained free of charge from the Trust at the address and telephone number listed below.

                    PIMCO Funds
                    840 Newport Center Drive
                    Suite 360
                    Newport Beach, California 92660
                    Telephone:  (800) 927-4648


October 1, 1995

                               TABLE OF CONTENTS

                                                             Page
                                                             ----
INVESTMENT OBJECTIVES AND POLICIES.........................     1
     Borrowing.............................................     1
     Corporate Debt Securities.............................     2
     Participation on Creditors Committees.................     5
     Mortgage-Related and Other Asset-Backed Securities....     5
     Foreign Securities....................................    12
     Foreign Currency Exchange-Related Securities..........    15
     Bank Obligations......................................    17
     Loan Participations...................................    19
     Short Sales...........................................    21
     Derivative Instruments................................    22
     Warrants to Purchase Securities.......................    33
     Illiquid Securities...................................    33
     Social Investment Policies............................    34

INVESTMENT RESTRICTIONS....................................    34

MANAGEMENT OF THE TRUST....................................    39
     Trustees and Officers.................................    39
     Compensation Table....................................    43
     Investment Adviser....................................    44
     Fund Administrator....................................    47
     Expense Limitations...................................    50
     Distribution of Trust Shares..........................    50
     Service Fees..........................................    52
     The Reorganization....................................    54
     Purchases and Redemptions.............................    54

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................    55
     Investment Decisions..................................    55
     Brokerage and Research Services.......................    56

NET ASSET VALUE............................................    58

TAXATION...................................................    59
     Distributions.........................................    61
     Sales of Shares.......................................    61
     Backup Withholding....................................    61
     Options, Futures and Forward Contracts, and Swap
      Agreements...........................................    62
     Short Sales...........................................    63
     Passive Foreign Investment Companies..................    63
     Foreign Currency Transactions.........................    64
     Foreign Taxation......................................    65
     Original Issue Discount...............................    66
     Other Taxation........................................    66

OTHER INFORMATION...........................................   67
     Capitalization.........................................   67
     Performance Information................................   68
     Voting Rights..........................................   73
     Code of Ethics.........................................   79
     Custodian, Transfer Agent and Dividend Disbursing
      Agent.................................................   79
     Independent Accountants................................   79
     Counsel................................................   80
     Registration Statement.................................   80
     Financial Statements...................................   80

                       INVESTMENT OBJECTIVES AND POLICIES


          The investment objectives and general investment policies of each Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Funds' investments are set forth below.

BORROWING

          A Fund may borrow for temporary administrative purposes in an amount not exceeding five percent of the value of its total assets. This borrowing may be unsecured. Some temporary borrowings are not subject to the requirements imposed by the Investment Company Act of 1940 ("1940 Act") that otherwise require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. These asset coverage limits of the 1940 Act would apply to borrowings in excess of 5% of the Fund's total assets or borrowings made for other than temporary administrative purposes. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements and mortgage dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its Custodian consisting of liquid assets, such as cash, U.S. Government securities or high quality debt securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that a Fund collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply. However, the Funds may elect to impose such requirements as a matter of policy.

          A "mortgage dollar roll," is similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

          A Fund's obligations under a dollar roll agreement must be covered by liquid assets, such as cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that a Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. However, the Funds may elect to impose such limits as a matter of policy. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

CORPORATE DEBT SECURITIES

          A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

          Among the corporate bonds in which the Funds may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

          Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investor Services, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured...[i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's Corporation ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal...[w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories."

          Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds (i.e., rated B or better by
                                               ----
Moody's or S&P), in particular, by the High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

          The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

PARTICIPATION ON CREDITORS COMMITTEES

          A Fund (in particular, the PIMCO High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Adviser believed that such participation was necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

          Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through
                                                   ---------------------
Securities").  The Funds may also invest in debt securities which are secured
----------
with collateral consisting of mortgage-related securities (see "Collateralized
                                                                --------------
Mortgage Obligations"), and in other types of mortgage-related securities.
--------------------

          MORTGAGE PASS-THROUGH SECURITIES.  Interests in pools of mortgage-
          --------------------------------
related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

          Government-related guarantors (i.e., not backed by the full faith and
                                         ----
credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or
                                                     ----
guaranteed by any
government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Pcs are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

          Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under

"Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

          COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS).  A CMO is a hybrid between
          ------------------------------------------
a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                          --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering
        ----
are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or

C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS.  FHLMC CMOs are debt
          -----------------------------------------
obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

          Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC Pcs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

          COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect
          -------------------------------------
an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

          OTHER MORTGAGE-RELATED SECURITIES.  Other mortgage-related securities
          ---------------------------------
include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          CMO Residuals.  CMO residuals are mortgage securities issued by
          -------------
agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

          Stripped Mortgage-Backed Securities.  Stripped mortgage-backed
          -----------------------------------
securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

          OTHER ASSET-BACKED SECURITIES.  Similarly, the Adviser expects that
          -----------------------------
other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables/SM/ ("CARS/SM/"). CARS/SM/ represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Consistent with a Fund's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.

FOREIGN SECURITIES

          All Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated. The PIMCO Growth Stock Fund and the PIMCO VersaSTYLE Equity Fund may invest up to 25% of its total assets directly in common stocks issued by foreign companies or in securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). Each of the Fixed Income Funds permitted to invest in foreign securities, except the PIMCO Foreign, Global and International Funds, will limit its investment in securities denominated in foreign currencies to no more than 20% of the Fund's total assets. Effective December 31, 1995, the PIMCO Short-Term Fund will limit its investment in securities denominated in foreign currencies to no more than 5% of the Fund's total assets. Each of the Funds, except the PIMCO VersaSTYLE Equity Fund, will limit its foreign investments to securities of issuers based in developed countries (which include Newly Industrialized Countries ("NICs") such as Mexico, Taiwan and South Korea). The PIMCO Short-Term, Low Duration and Low Duration III Funds limit their investments in securities of issuers based in NICs to 5% of their assets, and the remaining Fixed Income Funds limit their investments in securities of issuers based in NICs to 10% of their assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

          The PIMCO VersaSTYLE Equity Fund may invest in the securities of issuers based in developing countries. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

          The PIMCO Growth Stock Fund and the PIMCO VersaSTYLE Equity Fund may invest in securities represented by EDRs, ADRs or GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.
Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

          All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

          A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation with the Trust's custodian of liquid assets, such as cash, U.S. Government securities and high quality short-term investments and are marked to market daily. Although forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

          Each of the Fixed Income Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in several countries, including in Argentina, Bulgaria, Costa Rica, the Dominican Republic, Jordan, Mexico, Nigeria, the Philippines, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. Ecuador has reached an agreement with its lending banks, but the full consummation of Ecuador's Brady Plan is still pending. It is expected that other countries will undertake a Brady Plan in the future, including Panama, Peru, and Poland.

          Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

          U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

          Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

          Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

          FOREIGN CURRENCY WARRANTS.  Foreign currency warrants such as Currency
          -------------------------
Exchange Warrants/SM/("CEWs/SM/") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates
                      ----
against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current
                                        ----
market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

          PRINCIPAL EXCHANGE RATE LINKED SECURITIES.  Principal exchange rate
          -----------------------------------------
linked securities ("PERLs/SM/") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at
                                                                 ----
relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

          PERFORMANCE INDEXED PAPER.  Performance indexed paper ("PIPs/SM/") is
          -------------------------
U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

BANK OBLIGATIONS

          Bank obligations in which the Funds invest include certificates of deposit, bankers' acceptances, and fixed time deposits.

          Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

          Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

          Each Fund (except the PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds) limits its investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

          Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

LOAN PARTICIPATIONS

          Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.
When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

          A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

          A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency)
                        ----
similar risks may arise.

          Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

          The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

          Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

          Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' 15% limitation on illiquid investments.

          Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

SHORT SALES

          Certain of the Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

          When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

          If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

          To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of liquid assets, such as cash, U.S. Government securities or high grade debt obligations in a segregated account. The Funds do not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

          As an operating policy, the Trust has agreed with a state securities commission that the dollar amount of short sales (other than short sales against the box) at any time shall not exceed 25% of the net equity of a Fund, and the value of securities of any one issuer in which a Fund is short shall not exceed 2% of the Fund's net assets or 2% of the securities of any class of any issuer.

DERIVATIVE INSTRUMENTS

          In pursuing their individual objectives the Funds may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or
                  ----
"secured" and that futures and futures options will be used only for hedging purposes).

          OPTIONS ON SECURITIES AND INDEXES.  A Fund may, as specified for
          ---------------------------------
the Fund in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

          An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

          A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets such as U.S. Government securities or high grade debt obligations in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets such as cash, U.S. Government securities or high grade debt obligations in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets such as cash, U.S. Government securities or high grade debt obligations in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets such as cash, U.S. Government securities or high grade debt obligations equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

          If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

          Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

          A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

          The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

          The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES.  There are
          -------------------------------------------------------
several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

          If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

          FOREIGN CURRENCY OPTIONS.  A Fund may buy or sell put and call options
          ------------------------
on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.  A Fund may use
          --------------------------------------------------
interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

          A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

          To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

          A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets, such as cash, U.S. Government securities or high grade debt obligations ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

          A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

          The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations.
A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS.  In general,
          -------------------------------------------------
the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

          When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, such as cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

          When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, such as cash, U.S. Government securities or high grade debt obligations that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

          When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, such as cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

          When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

          The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation".

          RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS.  There are several
          -------------------------------------------------
risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS,
          -------------------------------------------------------------
OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND
-------------------------------------------------------------------------
OPTIONS THEREON.  Options on securities, futures contracts, options on futures
---------------
contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

          SWAP AGREEMENTS.  The Funds may enter into interest rate, index and
          ---------------
currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount
         ----
invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

          Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

          This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

            STRUCTURED NOTES.  Structured notes are derivative debt securities,
            ----------------
the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

WARRANTS TO PURCHASE SECURITIES

          The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

          A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

ILLIQUID SECURITIES

          The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

SOCIAL INVESTMENT POLICIES

          The PIMCO Low Duration III and Total Return III Funds will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The Funds will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by the Adviser. The Adviser's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, the Adviser may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

                            INVESTMENT RESTRICTIONS

          Each Fund's investment objective as set forth in the Prospectus under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without the approval of a majority of the outstanding voting shares of that Fund. Under these restrictions, a Fund may not:

          (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks;

          (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Commercial Mortgage Securities Fund, the Foreign Fund, the Global Fund or the International Fund.);

          (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Commercial Mortgage Securities Fund, the Foreign Fund, the Global Fund or the International Fund);

          (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

          (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

          (6) for the High Yield, Total Return III, International and StocksPLUS
Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures;

          (7) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and

(ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Fund's assets);

          (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust;

          (9) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

          (10) (a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in [the] Prospectus and in [this] Statement of Additional Information for transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments;

               (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign, Global, International, Growth Stock and VersaSTYLE Equity Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement of Additional Information.

          Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

          (A) invest for the purpose of exercising control or management;

          (B) purchase securities of other investment companies, except that a Fund may, for temporary purposes, purchase shares of money market mutual funds, subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder, or by any State in which shares of the Fund are registered (collateral arrangements with respect to securities on loan from a Fund are not considered to involve the purchase of securities by the Fund and are not subject to this restriction);

          (C) invest more than 15% of the net assets of a Fund (10% in the case of the PIMCO Money Market Fund)(taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees);

          (D) invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

          (E) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Trust or of the Adviser who each own beneficially more than one-half of 1% of its securities;

          (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of the Adviser;

          (G) for the PIMCO Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign, Global, Growth Stock and VersaSTYLE Equity Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions;

          (H) (effective December 31, 1995) invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

          (I) borrow money (excluding dollar rolls and reverse repurchase agreements, which are subject to the Funds' fundamental borrowing restriction), except for temporary administrative purposes, in an amount up to 5% of its total assets; or

          (J) (a) for the PIMCO Short-Term, Low Duration and Low Duration III Funds, invest greater than 5% of its assets in the securities of issuers based in Newly Industrialized Countries ("NICs"); and

              (b) for the remaining Fixed Income Funds, invest greater than 10% of its assets in the securities of issuers based in NICs.

          In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Fund, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectus. There can be no assurance that currency hedging techniques will be successful.

          The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

          Unless otherwise indicated, all percentage limitations listed above apply to each Fund only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

          The Trust has undertaken with a state securities commission that it will interpret the provisions of investment restriction (5) to prohibit the Trust's investment in oil, gas or other mineral leases and that it will interpret the provisions of investment restriction (4) to prohibit the Trust's investment in real estate limited partnerships.

          As an operating policy, the Trust has agreed with a state securities commission that the dollar amount of short sales (other than short sales against the box) at any time shall not exceed 25% of the net equity of a Fund, and the value of securities of any one issuer in which a Fund is short shall not exceed 2% of the Fund's net assets or 2% of the securities of any class of any issuer.

          The Trust has undertaken to a state securities commission that the aggregate premiums paid on all options held at any time by the Trust will be limited to 20% of the Trust's total net asset value, and that the Trust will engage in writing options on securities only if such options are issued by the Options Clearing Corporation or are written by the Trust with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Furthermore, pursuant to a restriction imposed by a state securities commission, the Adviser waives its fee on all Trust assets invested temporarily in shares of money market mutual funds pursuant to restriction "B", above.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

          The Trustees and Executive Officers of the Trust, their business address and principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660):

                               POSITION WITH          PRINCIPAL OCCUPATIONS
      NAME AND AGE               THE TRUST         DURING THE PAST FIVE YEARS
------------------------   ---------------------   ---------------------------

Brent R. Harris*           Chairman of the         Managing Director, PIMCO
Age 36                     Board and               (1993-present); formerly
                           Trustee                 Principal, Senior Vice
                                                   President and Vice
                                                   President of PIMCO;
                                                   Director, Harris Holdings
                                                   (1992-present); Chairman
                                                   and Director, PIMCO
                                                   Commercial Mortgage
                                                   Securities Trust, Inc.
                                                   (1993-present).

Thomas P. Kemp             Trustee                 Co-Chairman, U.S.
3501 Jamboree Road                                 Committee to Assist
Suite 300                                          Russian Reform (1992-
Newport Beach, CA                                  present); Senior
92660                                              Consultant, World Cup 1994
Age 64                                             Organizing Committee
                                                   (1990-1994); Director,
                                                   Union Financial Corp.
                                                   (1991-present); Director,
                                                   PIMCO Commercial Mortgage
                                                   Securities Trust, Inc.
                                                   (1993-present); formerly
                                                   Senior Vice President,
                                                   Beatrice -- U.S. Food
                                                   Corporation (1984-1987);
                                                   Director, Financial
                                                   Corporation of Santa
                                                   Barbara, Santa Barbara
                                                   Savings (1989-1990);
                                                   Director, Financial
                                                   Corporation of America,
                                                   American Savings and Loan
                                                   (1984-1988).

William J. Popejoy         Trustee                 Partner, Butler Popejoy
19700 Fairchild                                    Group (1992-present);
Suite 210                                          Owner, formerly Interim
Irvine, California                                 Chief Administrative
92715                                              Officer, Orange County,
Age 57                                             California (February 1995-
                                                   August 1995); formerly
                                                   Principal, Castine
                                                   Partners (1989-1992);
                                                   Chief Executive
                                                   Officer,

                               POSITION WITH          PRINCIPAL OCCUPATIONS
      NAME AND AGE               THE TRUST         DURING THE PAST FIVE YEARS
------------------------   ---------------------   ---------------------------
                                                   Financial Corporation of
                                                   America, American Savings
                                                   & Loan (1984-1988)

Guilford C. Babcock        Trustee                 Associate Professor of
School of Business                                 Finance, University of
 Administration,                                   Southern California (1968-
University of                                      present); Director, PIMCO
 Southern California,                              Commercial Mortgage
Los Angeles, CA                                    Securities Trust, Inc.
 90089-1421                                        (1993-present); formerly
Age 64                                             Director, Western Federal
                                                   Savings & Loan Association
                                                   (1967-1988).

Vern O. Curtis             Trustee                 Private Investor (1990-
15552 Northwest                                    present); Charitable work,
Melody Lane                                        The Church of Jesus Christ
Beaverton, OR 97006                                of Latter Day Saints
Age 61                                             (1992-1995); Director,
                                                   PIMCO Commercial Mortgage
                                                   Securities Trust, Inc.
                                                   (1995-present); Dean,
                                                   School of Economics and
                                                   Business, Chapman College
                                                   (1987-1990).

R. Wesley Burns            President               Vice President, PIMCO.
Age 36

William H. Gross           Senior Vice             Managing Director and
Age 51                     President               Director, PIMCO.

James F. Muzzy             Vice President          Managing Director and
Age 56                                             Director, PIMCO.

Dean S. Meiling            Vice President          Managing Director, PIMCO.
Age 47

Margaret Isberg            Vice President          Executive Vice President,
Age 39                                             PIMCO.

                               POSITION WITH          PRINCIPAL OCCUPATIONS
      NAME AND AGE               THE TRUST         DURING THE PAST FIVE YEARS
------------------------   ---------------------   ---------------------------
William S. Thompson        Vice President          Chief Executive Officer,
Age 50                                             Managing Director and
                                                   Director, PIMCO; formerly
                                                   Managing Director, Salomon
                                                   Brothers.

Jeffrey M. Sargent         Vice President          Vice President and Manager
Age 32                                             of Client Services, PIMCO.

Teresa A. Wagner           Vice President          Vice President and Manager
Age 33                                             of Fund Administration,
                                                   PIMCO.

Andrew C. Ward             Vice President          Vice President and Account
Age 35                                             Manager, PIMCO.

U. Teri Frisch             Vice President          Account Manager, PIMCO.
Age 42

Raymond C. Hayes           Vice President          Account Manager, PIMCO.
Age 50

Kristen M. Wilsey          Vice President          Account Manager, PIMCO.
Age 35

John P. Hardaway           Treasurer               Vice President and Manager
Age 38                                             of Fund Operations, PIMCO.

Garlin G. Flynn            Secretary               Senior Fund Administrator,
Age 49                                             PIMCO.

Michael J. Willemsen       Assistant               Shareholder Services
Age 35                     Secretary               Specialist, PIMCO.

Joseph D. Hattesohl        Assistant               Manager of Fund Taxation,
Age 31                     Treasurer               PIMCO; formerly Director
                                                   of Financial Reporting,
                                                   Carl I. Brown & Co.;
                                                   formerly Tax Manager,
                                                   Price Waterhouse LLP.

____________________
*Mr. Harris is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

 COMPENSATION TABLE

          The following table sets forth information regarding compensation received by the Trustees for the year ended March 31, 1995.

                                          PENSION OR                    TOTAL
                                          RETIREMENT                 COMPENSATION
                                           BENEFITS     ESTIMATED     FROM TRUST
                                           ACCRUED       ANNUAL        AND FUND
                            AGGREGATE      AS PART      BENEFITS       COMPLEX
                          COMPENSATION     OF TRUST       UPON          PAID TO
NAME AND POSITION        FROM TRUST/1/     EXPENSES     RETIREMENT    TRUSTEES/2/
----------------------   -------------   ---------   ------------    -----------
Brent R. Harris                  0           0              0               0
Chairman and
Trustee

Guilford C. Babcock        $15,000           0              0         $25,000
Trustee

Vern O. Curtis                   0/3/        0              0               0/3/
Trustee

Thomas P. Kemp             $17,000           0              0         $27,000
Trustee

William J. Popejoy         $14,417/4/        0              0         $22,917/4/
Trustee

     /1/Trustees other than those affiliated with the Adviser or Pacific
Mutual Life Insurance Company ("Pacific Mutual"), receive an annual retainer of $7,000 plus $2,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses.

     /2/Each Trustee also serves as a Director of PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company. For their services, Messrs. Babcock, Curtis Kemp and Popejoy, the Directors who are unaffiliated with PIMCO or its affiliates, receive an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

     /3/Mr. Curtis became a Trustee and Director in February, 1995, and thus did not receive compensation during the period.

     /4/Mr. Popejoy resigned his positions as Trustee and Director in February, 1995, and thus received a pro rata portion of his annual retainers. Mr. Popejoy became a Trustee and Director again, in August, 1995.

INVESTMENT ADVISER

     PIMCO serves as investment adviser to the Funds pursuant to an Investment Advisory Contract ("Advisory Contract") between PIMCO and the Trust. PIMCO is a subsidiary partnership of PIMCO Advisors. A majority interest of PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual, and PIMCO Partners, LLC ("PIMCO Partners"), a limited liability company controlled by the PIMCO Managing Directors. William
H. Gross, a Managing Director of PIMCO, holds approximately 41.9% of the ownership interests in PIMCO Partners (representing an indirect economic interest in approximately 15.6% of the partnership units of PIMCO Advisors owned by PIMCO Partners, G.P., or approximately 12.5% of the outstanding partnership units of PIMCO Advisors).

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. The current Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on May 31, 1994, as supplemented at a meeting held on May 23, 1995 and was last approved by shareholders of all then-operational Funds on October 17, 1994.

     The Advisory Contract will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     The current Advisory Contract was executed in connection with the consolidation of PIMCO, Pacific Investment Administrative Services Company ("PIASCo"), Thomson Advisory Group L.P. and certain other affiliated entities (the "Consolidation"). Prior to the Consolidation, and since the inception of each of the Funds, PIMCO had served as investment adviser to the Funds, pursuant to an advisory contract, last approved by the Trustees April 14, 1993, and by shareholders of the then-operational Funds on August 21, 1992 (the "Prior Advisory Contract"). The terms and conditions of the Advisory Contract are identical in all material respects to the Prior Advisory Contract, with the exception of the identity of the service provider, its effective date and termination date, and the amendment recently effected in connection with the adoption of a new service and fee arrangement for the Funds.

     The Adviser currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                             FEE
FUND                                                         RATE
----                                                         ----
Money Market Fund........................................    0.15%
Commercial Mortgage Securities, VersaSTYLE Equity,
 and StocksPLUS Funds....................................    0.40%
All other Funds..........................................    0.25%

          For the fiscal years ended March 31, 1995, 1994, and 1993, the aggregate amount of the advisory fee paid by each operational Fund was as follows:

                             YEAR ENDED    YEAR ENDED    YEAR ENDED
FUND                           3/31/95       3/31/94      3/31/93
----                        ------------  ------------  -----------
Money Market*............   $       N/A   $       N/A   $      N/A
Short-Term Fund..........       383,063       158,599      186,401
Low Duration Fund........     5,756,981     4,844,060    2,972,234
Low Duration Fund II.....       461,261       379,106      220,948
High Yield Fund..........       830,832       320,749       16,780
Total Return Fund........    15,223,950    10,647,574    6,054,252
Total Return Fund II*....           N/A           N/A          N/A
Total Return Fund III....       258,080       229,699      185,021
Long-Term U.S.
  Government Fund........        91,533        72,884       59,826
Foreign Fund.............       921,902       977,658      131,182
Global Fund..............       177,065        28,608          N/A
International Fund.......     1,142,716     6,831,045    5,714,438
StocksPLUS Fund..........       109,177        30,476          N/A
Growth Stock Fund........        57,292        69,304       69,868
VersaSTYLE Equity Fund...        11,112           N/A          N/A

          *The PIMCO Money Market Fund, for the fiscal years ended October 31, 1994, 1993 and 1992, paid aggregate advisory fees in the amount of $9,903, $14,617, $20,866, respectively. The PIMCO Total Return Fund II, for the fiscal years ended October 31, 1994, 1993 and 1992, paid aggregate advisory fees in the amount of $907,044, $812,208, and $541,584, respectively. See "The Reorganization" for additional information.

          In connection with the former expense limitation provision, PIMCO reimbursed advisory fees for the fiscal years ended March 31, 1995, 1994, and 1993, in the following amounts:

                             YEAR ENDED    YEAR ENDED    YEAR ENDED
FUND                           3/31/95       3/31/94      3/31/93
----                        ------------  ------------  -----------
Short-Term Fund..........     $  8,045      $ 24,770       $35,778
Low Duration Fund........            0             0             0
High Yield Fund..........      (42,986)       27,055        15,767
Low Duration Fund II.....      (16,480)      (20,008)       24,211
Total Return Fund........            0             0             0
Total Return Fund III....         (633)       11,945        22,432
Long-Term U.S.
  Government Fund........       23,964        29,521        31,080
Foreign Fund.............            0             0        11,924
Global Fund..............      (34,409)       40,281           N/A
International Fund.......            0             0             0

StocksPLUS Fund..........       53,148        43,574           N/A
Growth Stock Fund........       14,079        13,595        12,695
VersaSTYLE Equity Fund...       12,600           N/A           N/A

 FUND ADMINISTRATOR

          PIMCO also serves as Administrator to the Funds pursuant to an Administration Agreement. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. The administrative services provided by PIMCO include: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space, facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates (each expressed as a percentage of the Fund's average daily net assets on an annual basis):

                                                             FEE
FUND                                                         RATE
----                                                         ----
Money Market Fund and Short Term Fund......................  0.20%
Low Duration Fund and Total Return Fund....................  0.18%
Global Fund................................................  0.30%
All other Funds............................................  0.25%

          Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

          Class-specific expenses include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Dual Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than service fees will be allocated on a class-specific basis.

          The Administration Agreement for the Funds may be terminated by the Trustees at any time on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the agreement, it may be terminated by PIMCO, also on 60 days' written notice. Following its initial two-year term, the agreement would continue from year to year if approved by the Trustees.

          The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement was approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on August 22, 1995. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) the Administrator is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The preceding Administrative Services Contract between the Trust and PIMCO was approved by the Trustees at their meeting held on May 31, 1994, and was approved by shareholders of all then-operational Funds on October 17, 1994.

          A previous Administrative Services Contract ("Prior Contact") between the Trust and PIASCo was initially approved by the Trustees at their meeting held on April 29, 1987 (and by the then-sole shareholder of the Trust at a meeting held on April 30, 1987). The Prior Contract was last approved by the Board of Trustees on February 23, 1993. PIASCo was a wholly owned subsidiary of the predecessor of PIMCO. In connection with the Consolidation, PIMCO assumed the duties of PIASCo as Administrator to the Funds. The terms and conditions of the Administrative Services Contract are identical in all material respects to those of the Prior Contract, with the exception of the identity of the service provider, its effective date and termination date, and the amendment recently effected in connection with the adoption of a new service and fee arrangement for the Funds.

          For the fiscal years ended March 31, 1995, 1994, and 1993, the aggregate amount of the administration fee paid by each operational Fund was as follows:

                             YEAR ENDED    YEAR ENDED    YEAR ENDED
FUND                           3/31/95       3/31/94      3/31/93
----                        ------------  ------------  -----------
Money Market Fund*......... $      N/A   $      N/A     $      N/A
Short-Term Fund............    129,554       52,866         57,085
Low Duration Fund..........  2,272,874    1,907,377      1,116,153
Low Duration Fund II.......    154,668      126,369         69,649
High Yield Fund............    302,332      109,187          5,593
Total Return Fund..........  6,059,785    4,228,783      2,462,627
Total Return Fund II*......        N/A          N/A            N/A
Total Return Fund III......     86,027       76,566         56,527
Long-Term U.S.
  Government Fund..........     30,511       24,295         18,546
Foreign Fund...............    324,043      361,063         43,728
Global Fund................     57,732        9,536            N/A
International Fund.........    440,899    2,702,418      2,255,775
StocksPLUS Fund............     24,261        6,772            N/A
Growth Stock Fund..........     19,097       23,102         21,688
VersaSTYLE Equity Fund.....      2,569          N/A            N/A

          *The PIMCO Money Market Fund, for the fiscal years ended October 31, 1994, 1993 and 1992, paid aggregate administration fees in the amount of $16,506, $24,363 and $37,777, respectively. The PIMCO Total Return Fund II, for the fiscal years ended October 31, 1994, 1993 and 1992, paid aggregate administration fees in the amount of $907,044, $812,208, and $541,584, respectively. See "The Reorganization" for additional information.

          In connection with the former expense limitation provision, the Administrator reimbursed administration fees for the fiscal years ended March 31, 1995, 1994, and 1993, in the following amounts:

                             YEAR ENDED    YEAR ENDED    YEAR ENDED
FUND                           3/31/95       3/31/94      3/31/93
----                        ------------  ------------  -----------
Short-Term Fund............   $  2,295       $ 7,068       $10,209
Low Duration Fund..........          0             0             0
Low Duration Fund II.......     (4,703)       (5,709)        6,909
High Yield Fund............    (12,266)        7,720         4,499
Total Return Fund..........          0             0             0
Total Return Fund III......       (181)        3,408         6,401
Long-Term U.S.
  Government Fund..........      6,838         8,424         8,869
Foreign Fund...............          0             0         3,402
Global Fund................     (9,818)       11,494           N/A
International Fund.........          0             0             0
StocksPLUS Fund............     15,165        12,574           N/A
Growth Stock Fund..........      4,017         3,879         3,623
VersaSTYLE Equity Fund.....      3,595           N/A           N/A

EXPENSE LIMITATIONS

     Certain of the states in which the shares of the Trust are qualified for sale impose limitations on the expenses of the Trust. If, in any fiscal year, the total expenses of the Trust (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Trust imposed by the securities regulations of any state, PIMCO will reimburse the Trust for the excess.

     Fees foregone or payments made by PIMCO with respect to a Fund pursuant to the expense limitation are contingent liabilities of the Fund which are subject to potential reimbursement by that Fund to PIMCO, provided the assets of the Fund reach a sufficient size to permit such reimbursement to be made without causing the covered expenses of the Fund to exceed the amount as may be imposed by any state expense limit to which the Trust is subject, and provided such reimbursement is made within four years of the recognition of the contingent liability by the Fund. If a reimbursement appears probable, it will be accounted for as an expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund.

DISTRIBUTION OF TRUST SHARES

          Each Fund offers two classes of shares: the "Institutional Class" and the "Administrative Class." Shares of the

Institutional Class are offered primarily for direct investment by institutional investors and high net worth individuals. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds. Shares of the Administrative Class are offered primarily through brokers, retirement plan administrators and other financial intermediaries. Administrative Class shares pay service fees to such entities for services they provide to shareholders of that class.

          The Trust has adopted a Dual Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Plan, shares of each class of a Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

          PIMCO Advisors Distribution Company ("PADCO" or the "Distributor") serves as the Trust's Distributor pursuant to a Distribution Contract ("Distribution Contract") dated November 22, 1994, which is subject to annual approval by the Board. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund without penalty, at any time, by the Trust upon 60 days' written notice to the Distributor or by the Distributor upon 60 days' notice, to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

          Prior to the Consolidation, Pacific Equities Network ("PEN"), an indirect subsidiary of Pacific Mutual, served as the Trust's Distributor, pursuant to a contract approved by the Board of Trustees, including a majority of the Independent Trustees, at its meeting held on April 29, 1987 (and by the then-sole shareholder of the Trust at a meeting held on April 30, 1987) (the "Prior Distribution Contract"). The Prior Distribution Contract was approved with respect to the PIMCO International Fund by the Board of Trustees (including a majority of the Independent Trustees) at a meeting held on August 22, 1989, and by the then-sole shareholder of the Fund at a meeting held on September 29, 1989. The Prior Distribution Contract was last approved by the Board of Trustees on February 23, 1993 and by shareholders of the Trust on November 1, 1988. The Prior Distribution Contract was approved with respect to the PIMCO Low Duration III, Total Return III, Foreign, and Global Funds by the Trustees (including a majority of the Independent Trustees) on August 28, 1990, and by the then-sole shareholder of such Funds on September 28, 1990. The Prior Distribution Contract was approved with respect to the PIMCO Low Duration II, Total Return II, and High Yield Funds by the Board of Trustees on May 28, 1991, and by the then-sole shareholder of these Funds on July 15, 1991.

SERVICE FEES

     The Trust has adopted an Administrative Services Plan and a Distribution Plan with respect to the Administrative Class shares of each Fund. Under the terms of each Plan, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium, and to reimburse certain other distribution related expenses. Under the terms of the Distribution Plan, these services may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

     Each Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Plan Trustees. The Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the class. The Plans were approved by the Trustees, including the Plan Trustees, at a meeting held May 31, 1994.

     Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Plan Trustees. Each Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of each class may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares will incur no interest or carrying charges.

     Rules of the National Association of Securities Dealers, Inc. (NASD) limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

     For the fiscal year ended March 31, 1995, the Administrative Class shares of the PIMCO Low Duration, High Yield, and Total Return Funds paid aggregate fees under the Distribution Plan to qualified service providers in the amount of $445.29, $20.45, and $5,325.11, respectively. All of these amounts constituted "service fees" under applicable NASD rules.

THE REORGANIZATION

     The offer and sale of shares of the PIMCO Money Market Fund and PIMCO Total Return Fund II is contingent upon the consummation of a reorganization of these Funds as series of the Trust (the "Reorganization"). The Trust has entered into an Agreement and Plan of Reorganization with PIMCO Advisors Institutional Funds ("PAIF"), another registered open-end investment company, pursuant to which the PIMCO Managed Bond and Income Fund and Money Market Fund would transfer their respective assets to two currently non-operational series of the Trust, the Income and Capital Preservation Fund and the Income and Capital Preservation Fund II, in exchange for shares of those Funds, to be renamed PIMCO Total Return Fund II and PIMCO Money Market Fund. A non-operational series of the Trust formerly known as the PIMCO Total Return Fund II will be liquidated prior to the Reorganization.

     Prior to the closing of the Reorganization, which is anticipated to take place November 1, 1995, the sole shareholder of the Income and Capital Preservation Fund and the Income and Capital Preservation Fund II will change the names and certain investment policies of the Funds to conform with the PIMCO Managed Bond and Income Fund and Money Market Fund. Consummation of the Reorganization is contingent upon several conditions, including receipt of: 1) approval of the shareholders of the Funds; 2) a finding by the Trustees of PAIF and the Trust that the Reorganization is in the best interests of shareholders;
3) an opinion of counsel that the Reorganization will qualify for Federal income tax purposes as a tax-free reorganization; and 4) any necessary regulatory approvals.

PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and that information is incorporated herein by reference.

     Certain managed account clients of the Adviser may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of the Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Shares of the Funds are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of domicile or residence.
Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with the PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least $10,000 ($100,000 with respect to accounts opened after January 1, 1995). An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $10,000 (or $100,000, as applicable) before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Trust and buys and sells such securities, options and futures for the

Trust through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. For the fiscal years ended March 31, 1995, 1994, and 1993, the PIMCO Growth Stock Fund paid brokerage commissions in the aggregate amounts of $52,379, $47,720, and $38,295, respectively. The PIMCO VersaSTYLE Equity Fund paid brokerage commissions in the aggregate amount of $23,037, for the fiscal year ended March 31, 1995. None of these amounts were paid to an affiliate of the Trust, the Adviser, PADCO or PEN.

     The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws (see "Taxation"). The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of
acquisition were one year or less.   Proceeds from short sales and assets used
to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

                                NET ASSET VALUE

     As indicated under "Net Asset Value" in the Prospectus, the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The PIMCO Money Market Fund's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The Securities and Exchange Commission's regulations require the PIMCO Money Market Fund to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less maturity) and to invest only in securities determined by the Adviser under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                                    TAXATION

     While the Adviser anticipates that many shareholders of the Trust will be tax-exempt institutions, the following discussion may be of general interest to these shareholders as well as for those shareholders of the Trust who do not have tax-exempt status. The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test");
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in securities. To date, such regulations have not been issued.

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the PIMCO StocksPLUS, Growth Stock, and VersaSTYLE Equity Funds may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the PIMCO High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

SALES OF SHARES

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

     A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OPTIONS, FUTURES AND FORWARD CONTRACTS, AND SWAP AGREEMENTS

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap agreements held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

SHORT SALES

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Moreover, the 30% limit on gains from the disposition of securities held less than three months may limit the extent to which a Fund will be able to engage in short sales.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Foreign Fund's, the International Fund's, or the PIMCO Global Fund's total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO International Fund's, the PIMCO Global Fund's, or the PIMCO Foreign Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

ORIGINAL ISSUE DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXATION

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                               OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Expenses incurred by the Trust in connection with its organization and the public offering of its shares aggregated approximately $75,971. These costs have been deferred and amortized on a straight line basis over a period not less than five years. Expenses incurred in the organization of subsequently offered Funds are charged to those Funds and are being amortized on a straight line basis over a period not less than five years.

PERFORMANCE INFORMATION

     The Trust may, from time to time, include the yield and effective yield of the PIMCO Money Market Fund, and the yield and total return for each class of shares of all of the Funds, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders or prospective investors. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

     Current yield for the PIMCO Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the PIMCO Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [(Base Period Return +1)/365/7/] - 1

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2[( a-b + 1)/6/-1]
                    ---
                    cd

where   a =  dividends and interest earned during the period,

        b =  expenses accrued for the period (net of reimbursements),

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

        d =  the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information.

     For the one month period ended March 31, 1995, the yield of the Funds (Institutional Class unless otherwise noted) was as follows (all numbers are annualized):

                                           YIELD FOR PERIOD
     FUND                                ENDED MARCH 31, 1995
     ----                                --------------------
     Money Market*                                N/A
     Short-Term                                  7.59%
     Low Duration (Institutional Class)          7.32%
     Low Duration (Administrative Class)         7.07%
     Low Duration II                             6.86%
     High Yield (Institutional Class)           10.29%
     High Yield (Administrative Class)          10.04%
     Total Return (Institutional Class)          7.40%
     Total Return (Administrative Class)         7.15%
     Total Return II*                             N/A
     Total Return III                            7.70%
     Long-Term U.S. Government                   7.04%
     Foreign                                     7.39%
     Global                                      6.33%
     International                               6.16%
     StocksPLUS                                  7.77%

     *The yield of the PIMCO Money Market Fund for the one month period ended October 31, 1994 was 4.57%; and as of April 30, 1995, was 5.71% for the Institutional Class and 5.48% for the Administrative Class. The yield of the PIMCO Total Return Fund II for the one month period ended October 31, 1994, was 5.98%; and as of April 30, 1995, was 6.39% for the Institutional Class, and 6.69% for the Administrative Class. See "The Reorganization" for additional information.

     For the period ended March 31, 1995, the total return of the Funds (Institutional Class, unless otherwise noted) was as follows:


                                              TOTAL RETURN FOR PERIOD
FUND                                           ENDED MARCH 31, 1995
----                                     ---------------------------------
                                         1 YEAR    5 YEARS       SINCE
                                         -------   --------    INCEPTION
(ANNUALIZED)
------------
Money Market*                               N/A        N/A        N/A
Short-Term                                 4.46%      5.22%      6.23%/1/
Low Duration (Institutional Class)         3.60%      7.95%      8.26%/2/
Low Duration (Administrative Class)         N/A        N/A      11.04%/3/
Low Duration II                            4.80%       N/A       5.86%/4/
High Yield (Institutional Class)           8.81%       N/A      11.49%/5/
High Yield (Administrative Class)           N/A        N/A      25.19%/6/
Total Return (Institutional Class)         4.22%     10.43%      9.72%/2/
Total Return (Administrative Class)         N/A        N/A       6.83%/7/
Total Return II*                            N/A        N/A        N/A
Total Return III                           4.92%       N/A       9.49%/8/
Long-Term U.S. Government                  5.50%       N/A      12.59%/9/
Foreign                                   (1.85)%      N/A       4.63%/10/
Global                                    10.35%       N/A       7.63%/11/
International                             (1.27)%     7.57%      6.87%/12/
StocksPLUS                                18.64%       N/A      11.92%/13/
Growth Stock                              10.65%     10.39%      8.50%/14/
VersaSTYLE Equity                           N/A        N/A       3.44%/15/

---------------
/1/  From 10/07/87 (commencement of operations)
/2/  From 05/11/87 (commencement of operations)
/3/  From 12/31/94 (commencement of operations)
/4/  From 11/01/91 (commencement of operations)
/5/  From 12/16/92 (commencement of operations)
/6/  From 01/16/95 (commencement of operations)
/7/  From 09/07/94 (commencement of operations)
/8/  From 05/01/91 (commencement of operations)
/9/  From 07/01/91 (commencement of operations)
/10/ From 12/03/92 (commencement of operations)
/11/ From 11/23/93 (commencement of operations)
/12/ From 12/13/89 (commencement of operations)
/13/ From 05/14/93 (commencement of operations)
/14/ From 06/29/87 (commencement of operations)
/15/ Not annualized.  From 09/30/94 (commencement of operations)

     *The total return of the PIMCO Money Market Fund for the one-year period ended October 31, 1994, was 3.53% and was 3.82% since inception (March 1, 1991). The total return of the PIMCO Money Market Fund for the six month period ended April 30, 1995, was 2.73% for the Institutional Class and was 1.44% for the Administrative Class. The total return of the PIMCO Total Return Fund II for the one year period ended October 31, 1994, was (3.58%) and was 5.99% since inception (December 30, 1991). The total return of the PIMCO Total Return Fund II for the six month period ended April 30, 1995, was 7.01% for the Institutional Class and 7.11% for the Administrative Class; and was 7.25% (annualized) since inception, for the Institutional Class, and was 18.32% (annualized) since inception, for the Administrative Class. See "The Reorganization" for additional information.

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income),
                        ----
divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

          DIVIDEND YIELD = (((a/b)*365)/c)

where     a =  actual dividends distributed for the calendar month in question,

          b = number of days of dividend declaration in the month in question, and

          c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

     For the month ended March 31, 1995, the current distribution rates (annualized) for the Funds (Institutional Class unless otherwise noted) were as follows:

     FUND                                           DISTRIBUTION RATE
     ----                                           -----------------
     Money Market                                          N/A
     Short-Term Fund                                      7.25%
     Low Duration Fund (Institutional Class)              6.83%
     Low Duration Fund (Administrative Class)             6.58%
     Low Duration Fund II                                 7.07%
     High Yield Fund (Institutional Class)                9.69%
     High Yield Fund (Administrative Class)               9.45%
     Total Return Fund (Institutional Class)              7.20%
     Total Return Fund (Administrative Class)             6.96%
     Total Return Fund II*                                 N/A
     Total Return Fund III                                7.41%
     Long-Term U.S. Government Fund                       7.26%
     Foreign Fund                                         6.69%
     Global Fund                                          6.15%
     International Fund                                    N/A
     StocksPLUS Fund                                       N/A
     Growth Stock Fund                                     N/A
     VersaSTYLE Equity Fund                                N/A

     *For the one month period ended October 31, 1994, the current distribution rate for the PIMCO Total Return Fund II Institutional Class was 6.12%. For the one month period ended April 30, 1995, the current distribution rate for the PIMCO Total Return Fund II Institutional Class and Administrative Class was 6.49% and 6.25%, respectively. See "The Reorganization" for additional information.

     Performance information for a Fund may also be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the S&P/BARRA Growth Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Donoghue Money Market Institutional Averages, indices prepared by Lipper Analytical Services, the Salomon Brothers World Government Benchmark Bond Index and the Salomon Brothers Non-U.S. Dollar Government Bond Index. Unmanaged indices (i.e., other
                                                                    ----
than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Trust or to the Adviser, should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request were made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     As of July 26, 1995, the following persons owned of record or beneficially 5% or more of the shares of the following Funds:

                                                 SHARES       PERCENTAGE OF
                                              BENEFICIALLY     OUTSTANDING
                                                  OWNED        SHARES OWNED
                                              ------------    --------------
MONEY MARKET FUND                                 4,134,399           54.00%/*/

   Pacific Financial Asset Management
     Corporation
   700 Newport Center Dr., Newport
   Beach, CA  92660


SHORT-TERM FUND
  Charles Schwab & Co., Inc./**/                    745,953            8.97%
  101 Montgomery St.,
  San Francisco, CA 94104

  Hawaii Carpenters Health & Welfare                682,990            8.20%
  615 Pilkoi St., Honolulu, HI 96814

  Telautograph Corp.                                551,496            6.63%
  2020 S. Central Ave.,
  Compton, CA 90220

LOW DURATION FUND

  Charles Schwab & Co., Inc./**/                 24,026,094           10.04%
  101 Montgomery St.,
  San Francisco, CA 94104

LOW DURATION FUND II

  Health Cleveland                                2,276,403           11.53%
  18101 Lorain Ave., Cleveland, OH 44111

  Quantum Chemical Corp.                          1,700,467            8.62%
  c/o Hanson Industries
  99 Woods Ave. S., Iselin, NJ 08830

  A.M. Castle                                     1,545,698            7.83%
  3400 N. Wolf Rd.,
  Franklin Park, IL 60131

  Salt River Project                              1,516,292            7.68%
  P.O. Box 52025, Phoenix, AZ 85072

                                                 SHARES       PERCENTAGE OF
                                              BENEFICIALLY     OUTSTANDING
                                                  OWNED        SHARES OWNED
                                              ------------    --------------
  Houston Carpenters                              1,353,146            6.86%
  4600 Gulf Freeway, Houston, TX 77023

  Moses H. Cone Memorial Hospital                 1,298,237            6.58%
  1200 N. Elm St., Greensboro, NC 27401

  American Bible Society                          1,224,940            6.21%
  1865 Broadway, New York, NY 10023

  Washington Teamsters                            1,209,627            6.13%
  2323 Eastlake Ave., E.
  Seattle, WA 98102

HIGH YIELD FUND

  Charles Schwab & Co., Inc./**/                  5,222,454           13.63%
  101 Montgomery St.,
  San Francisco, CA 94104

  Hewlett Packard Company                         2,743,190            7.16%
  3000 Hanover St., Palo Alto, CA 94304

  3M Company                                      2,680,223            6.99%
  3M Center Bldg. 224-5S-21,
  St. Paul,  MN 55144

  The 1199 Health Care Employees                  2,051,049            5.35%
  310 W. 43rd St., New York, NY 10036

  Northern California Retail Clerks               1,950,970            5.09%
  190 N. Wiget La.,
  Walnut Creek, CA 94598


TOTAL RETURN FUND

  Charles Schwab & Co., Inc.                     45,769,329            5.53%
  101 Montgomery St.,
  San Francisco, CA  94104

TOTAL RETURN FUND III

  Archdiocese of Los Angeles
  1531 W. 9th St., Los Angeles, CA 90015          5,803,087           48.18%/*/

                                                 SHARES       PERCENTAGE OF
                                              BENEFICIALLY     OUTSTANDING
                                                  OWNED        SHARES OWNED
                                              ------------    --------------
  Holy Cross, St. Mary's Lourdes Hall             1,809,402           15.02%
  Notre Dame, IN  46556

  Catholic Diocese of Wilmington                  1,225,906           10.18%
  P.O. Box 2030, Wilmington, DE 19899

  Society of Mount Carmel                         1,173,543            9.74%
  1317 Frontage Rd., Darien, IL 60561

LONG-TERM U.S. GOVERNMENT FUND

  Optima Funds Management                         1,105,787           33.17%/*/
  2 Piedmont Ctr., Atlanta, GA 30305

  The Orchestral Association                        685,831           20.57%
  220 S. Michigan Ave.,
  Chicago, IL 60604

  Firemans Fund Insurance                           552,917           16.53%
  One Wall St., 8th Floor, NY, NY 10286

  Charles Schwab & Co. Inc./**/                     430,617           12.92%
  101 Montgomery St.,
  San Francisco, CA 94104

  The J. Paul Getty Trust                           196,883            5.91%
  401 Wilshire Blvd., #900
  Santa Monica, CA 90401

FOREIGN FUND

  Southern California Edison                     12,035,715           51.31%/*/
  2244 Walnut Grove Ave.,
  Rosemead, CA  91770

  Charles Schwab & Co., Inc./**/                  5,613,061           23.93%
  101 Montgomery St.,
  San Francisco, CA 94104

  Donaldson, Lufkin & Jennrette                   1,575,882            6.72%
  1 Pershing Plaza, P.O. Box 2052,
  Jersey City, NJ  07399

  University of Minnesota                         1,298,894            5.54%
  100 Church St., S.E.,
  Minneapolis, MN  55455

                                                 SHARES       PERCENTAGE OF
                                              BENEFICIALLY     OUTSTANDING
                                                  OWNED        SHARES OWNED
                                              ------------    --------------
GLOBAL FUND

  Georgetown University                           2,274,653           27.05%/*/
  3600 M St., NW, Washington, DC 20007

  Walker Art Center                               2,251,141           26.77%/*/
  Vineland Pl., Minneapolis, MN 55403

  Charles Schwab & Co., Inc./**/                  1,345,300           16.00%
  101 Montgomery St.,
  San Francisco, CA 94104

  Sisters of Mercy                                  748,655            8.90%
  2039 N. Greyer Rd.,
  St. Louis, MO 63131

  Worchester Polytechnic                            676,417            8.04%
  100 Institute Rd.,
  Worchester, MA 01609

INTERNATIONAL FUND

  State University Retirement                    18,964,685            6.85%
  P.O. Box 2710, Station A,
  Champaign, IL 61825

STOCKSPLUS FUND

  Ziff Communications c/o Bank of                 1,411,224           24.45%
  New York, One Wall St., 7th Flr.,
  New York, NY  10286

  Iowa Methodist                                    949,324           16.45%
  1200 Pleasant St.,
  Des Moines, IA 50309

  Datacard                                          879,648           15.24%
  11111 Bren Rd., W.,
  Minneapolis, MN 55442

  Iowa Lutheran Medical Center                      422,180            7.32%
  1200 Pleasan St.,
  Des Moines, LA  50309

                                                 SHARES       PERCENTAGE OF
                                              BENEFICIALLY     OUTSTANDING
                                                  OWNED        SHARES OWNED
                                              ------------    --------------
  USAir Shuttle                                     355,643            6.16%
  P.O. Box 616, LaGuardia Airport,
  Flushing, NY  11371

GROWTH STOCK FUND

  Great Lakes Chemical Corp.                        360,748           34.19%/*/
  Route 52, P.O. Box 2200
  Lafayette, IN 47906

  California Hardware c/o Pacific Mutual            261,480           24.78%
    Life Insurance Company
  700 Newport Center Dr.,
  Newport Beach, CA  92660

  Pacific Mutual Life Insurance Co.                 245,245           23.24%
  700 Newport Center Dr.,
  Newport Beach, CA 92660

  Crisp County Power Commission                      64,007            6.07%
  201 S. 7th St., Cordele, GA 31015-1218

  Source One Mortgage                                63,104            5.98%
  27555 Farmington Rd.,
  Farmington Hills, MI 48334

VERSASTYLE EQUITY FUND

  Pacific Mutual Life Insurance Co.                 508,628           99.99%/*/
  700 Newport Center Dr.,
  Newport Beach, CA 92660

     /*/Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

     /**/Shares held of record by Charles Schwab & Co., Inc. are held only as nominee.

     As of July 26, 1995, the Trustees and Officers of the Trust, as a group, owned .036%, .754%, .069%, .019% and 2.028% of the outstanding shares of the PIMCO Low Duration, High Yield, Total Return, Foreign, and Global Funds, respectively.

CODE OF ETHICS

     The Trust and PIMCO have each adopted a Code of Ethics governing personal trading activities of all Trustees and officers of the Trust, and Directors, officers and employees of PIMCO who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or PIMCO. Such persons are required to preclear certain security transactions with PIMCO's Compliance Officer or his designee and to report certain transactions on a regular basis. PIMCO has developed procedures for administration of the Codes.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company ("IFTC") serves as custodian, transfer agent and dividend disbursing agent for assets of all Funds.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent accountants for all Funds. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of Securities and Exchange Commission filings. It is anticipated that Price Waterhouse LLP will serve as independent accountants for the PIMCO Money Market Fund and PIMCO Total Return Fund II following the Reorganization discussed above. See "The Reorganization," for additional information.

COUNSEL

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, pass upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

    Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     Financial statements for the Trust, for all series except the PIMCO Money Market Fund and PIMCO Total Return Fund II, as of March 31, 1995, for its fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon, dated May 12, 1995 are incorporated by reference from the Trust's 1995 Annual Report. Financial statements for the PIMCO Money Market Fund and PIMCO Total Return Fund II (prior to November 1, 1995, Money Market Fund and PIMCO Managed Bond and Income Fund) as of October 31, 1994, for their fiscal year then ended, including the related notes thereto, and the report of Deloitte & Touche LLP on the financial statements of PIMCO Advisors Institutional Funds as of and for its fiscal year then ended, dated December 16, 1994, are incorporated by reference from the 1994 Annual Report of PIMCO Advisors Institutional Funds. Financial statements for the PIMCO Money Market Fund and PIMCO Total Return Fund II (prior to November 1, 1995, Money Market Fund and PIMCO Managed Bond and Income Fund) as of April 30, 1995, including the notes thereto, are incorporated by reference from the 1995 Semiannual report. A copy of the Annual Reports delivered with this Statement of Additional Information should be retained for future reference.